                                  EXHIBIT 10.1

                               GENERAL AGREEMENT

                                    BETWEEN

                          EXCEL SWITCH FACILITY, INC.

                                      AND

                           LUCENT TECHNOLOGIES INC.






Legend: "Confidential Treatment Requested. A series of ****'s has been inserted in this exhibit to indicate redactions in such exhibit for which confidential treatment has been requested. The redacted portions of this exhibit have been separately filed with the Commission."

                               TABLE OF CONTENTS

                    GENERAL AGREEMENT TERMS AND CONDITIONS


ARTICLE I - GENERAL PROVISIONS                                  PAGE
1.1  HEADINGS AND DEFINITIONS:.......................................1
1.2  TERM OF AGREEMENT:..............................................2
1.3  SCOPE:..........................................................2
1.4  CONSTRUCTION OF TERMS AND CONDITIONS:...........................2
1.5  ORDERS:.........................................................3
1.6  CHANGES IN CUSTOMER'S ORDERS:...................................3
1.7  PRICES:.........................................................3
1.8  INVOICES AND TERMS OF PAYMENT:..................................3
1.9  SHIPPING AND PACKING:...........................................4
1.10 TAXES:..........................................................4
1.11 TITLE AND RISK OF LOSS:.........................................4
1.12 PURCHASE MONEY SECURITY INTEREST:...............................4
1.13 WARRANTY:.......................................................4
1.14 CHANGES IN PRODUCTS:............................................6
1.15 INFRINGEMENT:...................................................6
1.16 CUSTOMER'S REMEDIES:............................................7
1.17 USE OF INFORMATION:.............................................8
1.18 LICENSE FOR LICENSED MATERIALS PATENT IMMUNITY:.................8
1.19 TITLE, RESTRICTIONS, AND CONFIDENTIALITY:.......................9
1.20 CANCELLATION OF LICENSE:........................................9
1.21 DOCUMENTATION:..................................................9
1.22 CHANGES IN LICENSED MATERIALS:..................................9
1.23 OPTIONAL SOFTWARE FEATURES:.....................................9
1.24 ADDITIONAL PROVISIONS FOR PRODUCT SPECIFIC LICENSED MATERIALS:..10
1.25 COMPATIBILITY OF SELLER'S PRODUCTS AND LICENSED MATERIALS:......10
1.26 PUBLICITY:......................................................10
1.27 PUBLICATION OF AGREEMENT:.......................................10
1.28 NOTICES:........................................................10
1.29 CUSTOMER RESPONSIBILITY:........................................10
1.30 RIGHT OF ACCESS:................................................11
1.31 FORCE MAJEURE:..................................................11
1.32 INDEPENDENT CONTRACTOR:.........................................11



                        Lucent Technologies Proprietary

1.33  RELEASES VOID: .............................................................................................................11
1.34  SEVERABILITY: ..............................................................................................................11
1.35  SURVIVAL OF OBLIGATIONS: ...................................................................................................11
1.36  NON-WAIVER: ................................................................................................................11
1.37  ASSIGNMENT: ................................................................................................................11
1.38  TERMINATION FOR CONVENIENCE: ...............................................................................................12
1.39  CANCELLATION FOR BREACH: ...................................................................................................12
1.40  PERFORMANCE OF SERVICES: ...................................................................................................12
1.41  APPLICABLE LAW: ............................................................................................................12
1.42  ARBITRATION: ...............................................................................................................12

ARTICLE II - ADDITIONAL PROVISIONS FOR LICENSED MATERIALS

5ESS SWITCH LICENSED MATERIALS
2.1  ADDITIONAL RIGHTS IN SOFTWARE: ..............................................................................................13
2.2  RELATED DOCUMENTATION: ......................................................................................................13

OPERATIONS SYSTEMS ("OS") LICENSED MATERIALS AND TRANSMISSION SYSTEMS LICENSED MATERIALS

2.3  DEFINITIONS: ................................................................................................................14
2.4  ADDITIONAL RIGHTS IN OS AND TRANSMISSION SYSTEMS SOFTWARE: ..................................................................14
2.5  INSTALLATION OF OS AND TRANSMISSION SYSTEMS SOFTWARE: .......................................................................14
2.6  OS SOFTWARE ACCEPTANCE: .....................................................................................................15
2.7  MODIFICATIONS BY CUSTOMER TO USER CONTROLLED MODULES: .......................................................................15

ARTICLE III - PROVISIONS APPLICABLE TO ENGINEERING, INSTALLATION AND OTHER SERVICES

3.1  CONDITIONS OF INSTALLATION AND OTHER SERVICES PERFORMED ON CUSTOMER'S SITE: .................................................15
3.2  ACCEPTANCE OF INSTALLATION: .................................................................................................18
3.3  SITE PREPARATION: ...........................................................................................................19
3.4  WORK OR SERVICES PERFORMED BY OTHERS: .......................................................................................19

ARTICLE IV - ENTIRE AGREEMENT

4.1  ENTIRE AGREEMENT: ...........................................................................................................19

                        Lucent Technologies Proprietary

                    GENERAL AGREEMENT TERMS AND CONDITIONS

                                   ARTICLE I

                              GENERAL PROVISIONS

This General Agreement Number LNM960906MOEXL (hereinafter "General Agreement" or "Agreement") is made by and between Excel Switch Facility, Inc. a Delaware corporation, with offices located at 8750 North Central Expressway, Suite 2000, Dallas, Texas 75231 (hereinafter "Customer"), and Lucent Technologies Inc., acting through its Network Systems group, a Delaware corporation, with offices located at 600 Mountain Avenue, Murray Hill, New Jersey 07984, (hereinafter "Seller").

1.1  HEADINGS AND DEFINITIONS:

          All headings used in this Agreement are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement or any clause. For the purpose of this Agreement, the following definitions will apply:

(a) "Affiliate" of a corporation means its Subsidiaries, any company of which it is a Subsidiary, and other Subsidiaries of such company. For purposes of this Agreement, no affiliate of Customer, which is a manufacturer of telecommunication products in direct competition with Seller, as reasonably determined, shall be permitted to use or have access to confidential information or licensed materials.

(b) "Customer Price List" means Seller's published "Ordering and Price Guides" or other price notification releases furnished by Seller for the purpose of communicating Seller's prices or pricing related information to Customer, however, this does not include firm price quotations;

(c) "Designated Processor" means the Product for which licenses to Use Licensed Materials are initially granted;

(d) "Firmware" means a combination of (1) hardware and (2) Software represented by a pattern of bits contained in such hardware;

(e) "Form" means physical shape; "Fit" means physical size or mounting arrangement (e.g. electrical or mechanical connections); and "Function" means product features;

(f) "Hazardous Materials" means material designated as a "hazardous chemical substance or mixture" pursuant to Section 6 of the Toxic Substance Control Act; a "hazardous material" as defined in the Hazardous Materials Transportation Act (49 U.S.C. 1801, et seq.); "hazardous substance" as defined in the Occupational Safety and Health Act Hazard Communication Standard (29 CFR 1910.1200);

(g) "Licensed Materials" means the Software and Related Documentation for which licenses are granted by Seller under this Agreement; no Source Code versions of Software are included in Licensed Materials;

(h) "Product" means systems, equipment, and parts thereof, but the term does not mean Software whether or not such Software is part of Firmware;

(i) "Related Documentation" means materials useful in connection with Software such as, but not limited to, flowcharts, logic diagrams and listings, program descriptions and Specifications; no Source Code versions of Software are included in Related Documentation;

(j) "Seller's Manufactured Product" means a Product manufactured by Lucent Technologies Network Systems Group or purchased by it pursuant to its procurement specifications (e.g., KS or AT);

(k) "Services" means the performance of work and includes but is not limited to: (1) engineering services such as preparation of equipment specifications, preparation and updating office records, and preparation of a summary of material not specifically itemized in an order, (2) installation services such as installation, equipment removal, and cable mining; and (3) other services such as maintenance and repairs;

(l) "Software" means a computer program consisting of a set of logical instructions and tables of information which guide the functioning of a processor; such program may be contained in any medium whatsoever, including Hardware containing a pattern of bits representing such program, but the term "Software" does not mean or include such medium;

(m) "Source Code" means any version of Software incorporating high-level or assembly language that generally is not directly executable by a processor;

(n) "Specifications" means Seller's or its vendor's technical specifications for particular Products or Software furnished hereunder;

(o) "Subsidiary" of a company means a corporation the majority of whose shares or others securities entitled to vote for election of directors is now or hereafter owned or controlled by such company either directly or indirectly; but such corporation shall be deemed to be a Subsidiary of such company only as long as such ownership or control exists, and

(p) "Use" with respect to Licensed Materials means loading the Licensed Materials, or any portion thereof, into a processor and the execution of the instructions and tables contained in such Licensed Materials so loaded.

(q) For the purposes of ordering hereunder, the following shall be included under the definition of Customer. "Customer" means Excel Switch Facility, Inc., Excel Communications, Inc., and any parent, subsidiary, or other Affiliate of Excel Communications, Inc., including without limitation, any present or future corporation, partnership, joint venture, or other entity controlled by or under common control by Excel Communications, Inc. that is not in competition with Lucent or its affiliates.

1.2  TERM OF AGREEMENT:

     The term of this General Agreement shall be effective immediately upon signature by both parties and, except as otherwise provided herein, shall continue in effect hereafter for an initial period of five (5) years. Notwithstanding anything to the contrary, this General Agreement shall be null and void if Seller does not execute and deliver a signed copy of this General Agreement to Customer within ten (10) business days after this General Agreement is signed by Customer. During the initial five (5) year term of this Agreement, Customer shall be permitted to submit orders to Lucent for Products, Licensed Materials and Services.

     Seller hereby acknowledges and agrees that any Services being performed during the initial term of this General Agreement or any renewal thereof shall be completed in a workmanlike manner and in accordance with industry standards, notwithstanding any termination of this Agreement. Notwithstanding anything to the contrary, Seller hereby acknowledges and agrees that any license granted to Customer pursuant to Section 1.18 hereof shall not be affected by the termination of this General Agreement except pursuant to Article 1.20 of this Agreement.

1.3  SCOPE:

          The terms of this General Agreement shall apply to all transactions in which Seller furnishes Products, Licensed Materials, or Services provided by its Network Systems group to Customer. Customer and Seller agree to be bound to the terms set forth in this General Agreement respecting such Products, Licensed Materials, or Services as are ordered and provided under this General Agreement. All Products, Licensed Materials, or Services furnished by Seller to Customer pursuant to this General Agreement shall be for Customer's own business operations and not for resale unless authorized representatives of both parties expressly agree in writing that the terms and conditions of this General Agreement, modified where applicable, shall apply to resale transactions.

1.4  CONSTRUCTION OF TERMS AND CONDITIONS:

          To the extent that any terms and conditions in any of the various Articles of this General Agreement conflict with the provisions of Article I of this General Agreement, the terms and conditions from the various other Articles of this General Agreement supersede such conflicting provisions of Article I. All firm price quotes made by Seller to Customer shall be deemed to incorporate and be subject to the terms and conditions of this General Agreement. Any conflicting terms and conditions of a firm price quote, signed by an authorized Seller representative, will supersede the comparable terms of this General Agreement. All electronic price quotes shall be binding on Seller notwithstanding the absence of a signature. However, in accordance with

                        Lucent Technologies Proprietary

Article 4.1 of this General Agreement, no standard terms and conditions contained on any price quote shall be deemed to modify or supplement the terms and conditions of this General Agreement.

1.5  ORDERS:

          All orders submitted by Customer for Products, Licensed Materials, and Services shall be deemed to incorporate and be subject to the terms and conditions of this Agreement. Any order submitted pursuant to a firm price quotation shall reference and include such firm price quotation number. All orders, including electronic orders, shall contain the information necessary for Seller to fill the order. All schedules and requested dates are subject to Seller's concurrence. Electronic orders shall be binding on Customer notwithstanding the absence of a signature. All orders are subject to acceptance or rejection by Seller within 15 business days. If Seller does not accept or reject an order of Customer within this 15 day period, such order will be deemed to have been accepted by Seller. Seller reserves the right to place any order on hold, delay shipment, and/or reject any order due to, Customer's insufficient Creditworthiness. Customer shall be deemed creditworthy unless Customer's account with Seller is not paid in full in a timely fashion with the exception of invoices in dispute or unless Seller shall have other indicia of lack of creditworthiness and Customer is unable to provide reasonable assurances that it can meet its obligations to Seller.

1.6  CHANGES IN CUSTOMER'S ORDERS:

          Material changes by Customer to an accepted order shall be treated as a separate order unless the parties expressly agree otherwise. If any such change affects Seller's ability to meet its obligations under the original order, any price (or discount, if applicable), shipment date or Services completion date quoted by Seller with respect to such original order is subject to change.

1.7  PRICES:

          To the extent Customer's order is subject to a firm price quotation made by Seller, prices, fees and charges (hereinafter "prices") shall be as set forth in Seller's firm price quotation. In all other cases, prices shall be as set forth in Seller's Customer Price Lists. In those cases where the price is to be determined from a Customer Price List, the applicable Price List shall be the issue which is in effect on the date of Seller's receipt of the order provided that the shipment or Services commencement date is in accordance with Seller's published shipping or planning interval or thirty (30) days from the date of order receipt, whichever is longer. Prices for Products or Services to be shipped or performed beyond the published shipping interval will be established by determining an effective order entry date (the date required for order entry by Seller in accordance with Customer's requested date) and applying the price from the applicable Customer Price List as of that date. Seller may amend its prices, other than those subject to firm price quotations, and agrees to provide thirty (30) days written notice of any increase in prices contained in Seller's Customer Price Lists. Notwithstanding the foregoing, if Seller is delayed from completion of an order due to any material change requested by Customer or as a result of Customer's delay in furnishing material information or in performing its material obligations. Seller shall give customer written notice of such non-performance or delay and a 15 day opportunity to cure such non-performance of delay. If Customer fails to cure such non-performance or delay, within this 15 day cure period, then prices are subject to change. Unless expressly stated in writing, Seller's prices are exclusive of charges for transportation and other related Services, and any sales or other tax or duty which Seller may be required to collect or pay upon the ordered transaction. Seller, in accordance with its normal practices, will arrange for prepaid transportation, if appropriate, and invoice transportation charges back to Customer. Premium transportation will be used only with Customer's concurrence.

1.8  INVOICES AND TERMS OF PAYMENT:

          Products and Licensed Materials (including transportation charges and taxes, if applicable) will be billed by Seller when shipped, or as soon thereafter as practicable. Engineering will be billed upon main shipment of Products. Installation will be billed upon execution by Customer of a notice of completion or as soon thereafter as practical. ********************************
*******************************************************************************
*********************************************** Delinquent payments are subject to a late payment charge at the rate of ********************************* per month, or portion thereof, of the amount due (but not to exceed the maximum lawful rate). ******************************************************************
**************************************************************************
*****************************************************************************
*****************************************************************************
********************************************************************************
*******************************************************************************
************************ Customer agrees to pay Seller's attorneys' fees and other costs incurred by Seller in the collection of any amounts invoiced hereunder.

                        Lucent Technologies Proprietary
                                      -3-

1.9  SHIPPING AND PACKING:

          Seller shall, at no additional charge, pack Products in accordance with its standard practices for domestic shipments. Where, in order to meet Customer's requests, Seller packs Products in other than the more expensive of its normal manner or industry standards for domestic shipment, Customer shall pay Seller's additional charges for such packing.

1.10 TAXES:

          Customer shall be liable for and shall reimburse Seller for all taxes and related charges, however designated, (excluding taxes on Seller's net income) imposed upon or based upon the provision, sale, license or use of Products, Licensed Materials or Services (if applicable). Such taxes shall be separately listed on the invoice. Seller shall not collect the otherwise applicable state sales tax if the front of Customer's order indicates that the purchase or license is exempt from Seller's collection of such tax and a valid tax exemption certificate is furnished by Customer to Seller. Seller's failure to collect taxes in accordance herewith shall not be deemed to be an authorization to resell Products or Services or sublicense Licensed Materials.

1.11 TITLE AND RISK OF LOSS:

          Title (except as provided in the clauses USE OF INFORMATION and TITLE, RESTRICTIONS, AND CONFIDENTIALITY) and risk of loss to Products and Licensed Materials shall pass to Customer upon delivery to the Customer. Customer shall notify Seller promptly of any claim with respect to loss which occurs while Seller has the risk of loss and shall cooperate in every reasonable way to facilitate the settlement of any claim. For purposes of this clause, "delivery" shall mean the point at which Seller or Seller's supplier or agent turns over possession of the Product or Licensed Materials to Customer, Customer's employee, Customer's warehouse, or other Customer's agent and not necessarily the final destination shown on the order. Customer shall not designate which transportation carrier to use for any shipment.

1.12 PURCHASE MONEY SECURITY INTEREST:

          Seller reserves and Customer agrees that Seller shall have a purchase money security interest in Products or Licensed Materials furnished under this Agreement until such time as Seller has been paid in full. Customer also agrees that this Agreement may be filed as a financing statement (or as other evidence of the Seller's purchase money security interest) with any state or local jurisdiction. Customer shall execute and deliver a financing statement or such other documents prepared by Seller so that Seller may perfect its security interest. When Seller has been paid in full for such products, Seller shall execute and deliver a UCC-3 prepared by Customer if a purchase money security interest document was filed by the Seller, so that such liens may be released and terminated.

1.13 WARRANTY:

          Seller warrants to Customer only, that (i) upon receipt by Customer Seller's Manufactured Products (exclusive of Software) will be free from defects in material and workmanship and will conform to Seller's Specifications for such Products; (ii) upon receipt by Customer, Software developed by Seller will be free from those defects which materially affect performance in accordance with Seller's Specifications; and (iii) Services will be performed in a workmanlike manner and in accordance with good usage and accepted practices in the community in which Services are provided. With respect to Products or Software or partial assembly of Products furnished by Seller but neither manufactured by Seller nor purchased by Seller pursuant to its procurement specifications ("Vendor Items"), Seller, to the extent permitted, does hereby assign to Customer the warranties given to Seller by its vendor(s) of such Vendor Items. If any vendor does not allow the assignment of such warranty, Seller will notify Customer so that Customer may arrange to purchase Products or Software directly from the vendor.

                        Lucent Technologies Proprietary

                  SELLER'S MANUFACTURED PRODUCTS AND SOFTWARE
                              WARRANTY PERIOD/1/


                                                                     Repaired
                                                                     --------
                                                  Base Period        Product or
                                                  -----------        ----------
                                                  New Product/2/     Part/3/
                                                  --------------     -------

          Switching Systems Products              *********           ********
          Central Office Power Equipment          *********           ********
          Transmission Systems Products

          -All Transmission Products in the
                    "2000 Product Family"         *********           ********
          -D4 Circuit Packs                       *********           ********
          -SLC 96 Circuit Packs                   *********           ********
          -SLC Series 5 Circuit Packs             *********           ********
          -T1 Repeaters                           *********           ********
          -DDM-1000 Circuit Packs                 *********           ********
          -Other Transmission Products            *********           ********
          Operations Systems Products
                    (excluding Processors)        *********           ********
          Processors Other than in
                    Switching Systems             *********           ********
          Network Cable Systems Products          *********           ********
          All Other Products                      *********           ********
          Switching System Software               *********           ********
          All Transmission Software in the
                    "2000 Product Family"         *********           ********
          Transmission Systems Software           *********           ********
          Operations Systems Software             *********           ********
          All Other Software                      *********           ********
          Software Media                          *********           ********


/1/ The term "Warranty Period" means the period of time listed above which, unless otherwise stated, ******************************************************
*****************************************************************************
******************************************************************************
**********

/2/ The Warranty Period for Products ordered for the use in Systems is that of the initial Systems or equipment except as may be otherwise noted. Systems shall mean collectively Systems and Products for purposes of this note.

/3/ The Warranty Period for a Product or part thereof repaired under this Warranty **********************************************************************
****************************

*************************************************************************
***********************************************************************
***********************************

Notwithstanding anything to the contrary contained herein, if during the applicable warranty period, Customer notifies Seller of a defect or non-conformance in a Product or Licensed Material and such defect has a material adverse effect on the functionality of such Product or Licensed Material, Seller shall use reasonable commercial efforts to remedy such defect or non-conformance within a reasonable period of time in accordance with Seller's policies and practices as applicable to other customers of Seller and considering the severity or the effect of the defect or nonconformance.

If, under normal and reasonable use, Sellers Manufactured Products or Software do not function, adhere, or conform to the warranties given Customer under this Agreement, during the applicable Warranty Period and Customer takes reasonable steps to promptly notify Seller in writing of such defects, non-adherance, or non-conformance and follows Seller's instructions regarding return of such defective, non-functioning or non-conforming Product or Software **************
*********************************

                        Lucent Technologies Proprietary
                                      -5-

****************************************************************************
********************************************************************************
***********************************************************************
*****************************************************************************
*****************************************************************************
*******************************************************************************
**************************************************************************
**************************************************************************
**************************************************************************
No Product or Software will be accepted for repair or replacement without the written authorization of and in accordance with reasonable instructions of Seller.
**************************************************************************
*******************************************************************************
*****************************************************************************
******************************************************************************
**************************************************************************
********************************************************************************
******************************************************************************
*****************************************************************************
************************************************************************
******************************************************************************
**************************************************************************
Replaced Products or parts shall become Seller's property.

With respect to Seller's Manufactured Products which Seller has ascertained are not readily returnable for repair, Seller, at its option, may elect to repair or replace the Products at Customer's site. Customer, at its expense, shall make the Products accessible for repair or replacement and restore the site after Seller has completed its repairs or replacement.

Seller makes no warranty with respect to defective conditions or non-conformities resulting from the following: Customer's modifications, misuse, neglect, accident or abuse; improper wiring, repairing, splicing, alteration, installation, storage or maintenance; use in a manner not in accordance with Seller's or its vendor's Specifications, or operating instructions or failure of Customer to apply previously applicable Seller's modifications or corrections (provided such specifications modifications, or corrections are provided to Customer in writing prior to any inappropriate action or use by Customer). In addition, Seller makes no warranty with respect to Products which have had their serial numbers or month and year of manufacture removed, altered and with respect to expendable items, including, without limitation, fuses, light bulbs, motor brushes and the like. No warranty is made that Software will run uninterrupted or error free, and in addition Seller makes no warranty with respect to defects related to Customer's data base errors.

********************************************************************************
****************************************************************************
**************************************************************************
******************************************************************************
*******************************************************************************
*****************************************************************************
*******************************************************************************
**************************************************************************
************************************************************************

THE FOREGOING WARRANTIES ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OR MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. CUSTOMER'S SOLE AND EXCLUSIVE REMEDY SHALL BE SELLER'S OBLIGATION TO REPAIR, REPLACE, CREDIT, OR REFUND AS SET FORTH ABOVE IN THIS WARRANTY DURING THE WARRANTY PERIOD.

1.14      CHANGES IN PRODUCTS:

           Prior to shipment, Seller may at any time make changes in Products or modify the drawings and Specifications relating thereto or substitute Products of later design, provided the changes, modifications or substitutions under normal and proper use do not impact upon Form, Fit, or Function of an ordered Product as provided in Seller's Specifications. With respect to changes, modifications, and substitutions which do affect the Form, Fit, or Function of an ordered Product, Seller shall notify Customer in writing thirty
(30) days prior to their effective dates. In the event any such change is not desired by Customer, Customer shall notify Seller within thirty (30) days from the date of notice and Seller shall not furnish any such changed Products to Customer on any orders in process at the time Seller is so notified.

1.15      INFRINGEMENT:

           For the purposes of this Article, Licensed Materials include Firmware. In the event of any claim, action, proceeding or suit by a third party against Customer alleging an infringement of any ***** or a violation of any trade secret or proprietary rights by reason of the use, in accordance with Seller's Specifications, of any Product or Licensed Materials furnished by Seller to Customer under this Agreement. Seller, at its expense, will defend Customer, subject to the

                        Lucent Technologies Proprietary
                                      -6-
conditions and exceptions stated below. Seller will reimburse Customer for any reasonable cost, expense or attorneys' fees, incurred at Seller's request or authorization, and will indemnify Customer against any liability assessed against Customer by final judgment on account of such infringement or violation arising out of such use. Customer hereby agrees not to place any product or licensed materials furnished by Seller, by this Agreement, in such countries that Seller does not do business, now or in the future. The Exhibit B list provides countries in which Seller does business.

If Customer's use shall be enjoined or in Seller's opinion is likely to be enjoined, Seller will, at its expense and at its option, either (1) replace the enjoined Product or Licensed Materials furnished pursuant to this Agreement with a suitable substitute free of any infringement ******* (2) modify it so that it will be free of the infringement; or (3) procure for Customer a license or other right to use it. If none of the foregoing options are practical, ***.

Each party shall use reasonable efforts to give the other party prompt written notice of all such claims, actions, proceedings or suits alleging infringement or violation and Seller shall have full and complete authority to assume the sole defense thereof, including appeals, and to settle same. Customer at its expense, shall have the option to have its own counsel participate in any such proceeding. Customer shall, upon Seller's request and at Seller's expense, use reasonable efforts to furnish all information and assistance available to Customer and cooperate in every reasonable way to facilitate the defense and/or settlement of any such claim, action, proceeding or suit.

No undertaking of Seller under this clause shall extend to any such alleged infringement or violation to the extent that it: (1) arises from adherence to design modifications, specifications, drawings, or written instructions which Seller is directed by Customer to follow, but only if such alleged infringement or violation does not reside in corresponding commercial Product or Licensed Materials of Seller's design or selection; or (2) arises from adherence to instructions to apply Customer's trademark, trade name or other company identification; or (3) resides in a Product or Licensed Materials which are not of Seller's origin and which are furnished by Customer to Seller for use under this Agreement; or (4) is based upon Products or Licensed Materials provided by Seller in combination with other Products or Licensed Materials, provided either by Seller or others, which combination was not provided by Seller to Customer as a system.

The liability of Seller with respect to any and all claims, actions, proceedings or suits by third parties alleging infringement of patents, trademarks or copyrights or violation of trade secrets or proprietary rights because of, or in connection with, any Products or Licensed Materials furnished pursuant to this Agreement shall be limited to the specific undertakings contained in this clause: ***. The existence of an infringement will not be considered a breach.

1.16      CUSTOMER'S REMEDIES:

           A. CUSTOMER'S EXCLUSIVE REMEDIES AND THE ENTIRE LIABILITY OF SELLER, ITS AFFILIATES AND THEIR EMPLOYEES, AND AGENTS, AND ITS SUPPLIERS FOR ANY CLAIM, LOSS, DAMAGE OR EXPENSE OF CUSTOMER OR ANY OTHER ENTITY ARISING OUT OF THIS AGREEMENT, OR THE USE OR PERFORMANCE OF ANY PRODUCT, LICENSED MATERIALS, OR SERVICES, WHETHER IN AN ACTION FOR OR ARISING OUT OF BREACH OF CONTRACT, TORT, INCLUDING NEGLIGENCE, INDEMNITY, OR STRICT LIABILITY, SHALL BE AS FOLLOWS:

               1) FOR INFRINGEMENT-THE REMEDY SET FORTH IN THE "INFRINGEMENT" CLAUSE;

               2) FOR THE PERFORMANCE OR NONPERFORMANCE OF PRODUCTS, SOFTWARE, AND SERVICES OR CLAIMS THAT THEY DO NOT CONFORM TO A WARRANTY-- THE REMEDY SET FORTH IN THE APPLICABLE "WARRANTY" CLAUSE;

               3) FOR TANGIBLE PROPERTY DAMAGE AND PERSONAL INJURY CAUSED BY SELLER'S NEGLIGENCE--THE AMOUNT OF THE DIRECT DAMAGES;

               4) FOR EVERYTHING OTHER THAN AS SET FORTH ABOVE--THE AMOUNT OF THE DIRECT DAMAGES NOT TO EXCEED ***** INCLUDING AWARDED COUNSEL FEES AND COSTS.

                        Lucent Technologies Proprietary
                                      -7-

           B. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, SELLER, ITS AFFILIATES AND THEIR EMPLOYEES, AND AGENTS, AND ITS SUPPLIERS SHALL NOT BE LIABLE FOR ANY INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES OR LOST PROFITS, REVENUES OR SAVINGS ARISING OUT OF THIS AGREEMENT, OR THE USE OR PERFORMANCE OF ANY PRODUCT, LICENSED MATERIALS, OR SERVICES, WHETHER IN AN ACTION FOR OR ARISING OUT OF BREACH OF CONTRACT, TORT, INCLUDING NEGLIGENCE, OR STRICT LIABILITY. THIS CLAUSE, 1.16(B), SHALL SURVIVE FAILURE OF AN EXCLUSIVE OR LIMITED REMEDY.

           C. CUSTOMER SHALL GIVE SELLER PROMPT WRITTEN NOTICE OF ANY CLAIM. ANY ACTION OR PROCEEDING AGAINST SELLER MUST BE BROUGHT WITHIN TWENTY-FOUR (24) MONTHS AFTER THE CAUSE OF ACTION ACCRUES.

1.17      USE OF INFORMATION:

           All technical and business information in whatever form recorded which bears a legend or notice restricting its use, copying, or dissemination or, if not in tangible form, is described as being proprietary or confidential at the time of disclosure and is subsequently summarized in a writing so marked and delivered to the receiving party within thirty (30) days of disclosure to the receiving party (all hereinafter designated "Information") shall remain the property of the furnishing party. The furnishing party grants the receiving party the right to use such Information only as follows: Such Information (1) shall not be reproduced or copied, in whole or part, except for use as authorized in this Agreement; and (2) shall, together with any full or partial copies thereof, be returned or destroyed when no longer needed. Moreover, when Seller is the receiving party, Seller shall use such Information only for the purpose of performing under this Agreement, and when Customer is the receiving party, Customer shall use such Information only (1) to order; (2) to evaluate Seller's Products, Licensed Materials and Services; or (3) to install, operate and maintain the particular Products and Licensed Materials for which it was originally furnished. Unless the furnishing party consents in writing, such Information, except for that part, if any, which is known to the receiving party free of any confidential obligation, or which becomes generally known to the public through acts not attributable to the receiving party, shall be held in confidence by the receiving party. The receiving party may disclose such Information to other persons, upon the furnishing party's prior written authorization, but solely to perform acts which this clause expressly authorizes the receiving party to perform itself and further provided such other person agrees in writing (a copy of which writing will be provided to the furnishing party at its request) to the same conditions respecting use of Information in this clause.

1.18      LICENSE OR LICENSED MATERIALS PATENT IMMUNITY:

           For the purposes of this Article, Licensed Materials include
           Firmware.

           Upon delivery of Licensed Materials pursuant to this Agreement, Seller grants to Customer and its affiliates aperpetual, nontransferable (except as provided in Article 1.37), and nonexclusivefully paid up (upon receipt of the associated payment), irrevocable (unless breached in accordance with Article
1.20 of this Agreement) license to Use Licensed Materials on a Designated Processor for Customer's own business operations. No license is granted to Customer to sublicense such Licensed Materials furnished by Seller. Customer shall not decompile or disassemble Software furnished as object code to generate corresponding source code. Unless otherwise agreed in writing by Seller, which agreement shall not be unreasonably withheld, Customer shall not materially modify Software furnished by Seller under this Agreement. If the Designated Processor becomes temporarily inoperative, Customer shall have the right to Use the Licensed Materials temporarily on a backup processor until operable status is restored and processing on the backup processor is completed.

            ******.

1.19      TITLE, RESTRICTIONS, AND CONFIDENTIALLY:

               All Licensed Materials (whether or not part of Firmware) furnished by Seller, and all copies thereof made by Customer, including translations, compilations, and partial copies are, and shall remain, the property of Seller. Except for any part of such Licensed Materials which is or becomes generally known to the public through acts not attributable to Customer, Customer shall hold such Licensed Materials in confidence, and shall not, without Seller's prior written consent, disclose, provide, or otherwise make available, in whole or in part, any Licensed Materials to anyone, except to its employees agents, consultants, and contractors having a need-to-know. Customer shall not copy Software embodied in Firmware. (Customer agrees to fully and reasonably cooperate with Seller should any agent, consultant, or contractor breach this obligation of confidentiality and further agrees that all such agents, consults, and contractors will sign a confidentiality agreement, substantially in the form attached hereto as Exhibit A). Customer shall not make any copies of any other Licensed Materials except as necessary in connection with the rights granted hereunder. Customer shall reproduce and include any Seller copyright and proprietary notice on all such necessary copies of the Licensed Materials. Customer shall also mark all media containing such copies with a warning that the Licensed Materials are subject to restrictions contained in an agreement between Seller and Customer and that such Licensed Materials are the property of Seller. Customer shall maintain records of the number and location of all copies of the Licensed Materials. Customer shall take appropriate action, by instruction, agreement, or otherwise, with the persons permitted access to the Licensed Materials so as to enable Customer to satisfy its obligations under this Agreement. If Customer's license is canceled or terminated, or when the Licensed Materials are no longer needed by Customer, Customer shall return all copies of such Licensed Materials to Seller or follow written disposition instructions provided by Seller. Seller hereby represents and warrants that during the entire term of this Agreement and any license it has all right, title, ownership interest and/or marketing rights necessary to grant the rights and license to Customer set forth herein. Customer's entire right and exclusive remedies for breach of the preceeding sentence shall be governed entirely Article 1.15, INFRINGEMENT, and, notwithstanding the preceding sentence, Seller shall have no obligations under this Agreement with respect to infringements except those set forth in Article 1.15.

1.20      CANCELLATION OF LICENSE:

               Notwithstanding any other clause in this Agreement to the contrary, if Customer fails to comply with any of the material terms and conditions of this Agreement with respect to the Use of Licensed Materials or Firmware, and such failure continues beyond *********** days after receipt of written notice thereof by Customer, Seller, upon written notice to Customer, may cancel any affected license for Licensed Materials or Firmware. *********
**************************************************************************
******************************************************************************
*****************************************************************************
********************************

1.21      DOCUMENTATION:

               Seller shall furnish to Customer, at no additional charge, one copy of the documentation for Products provided hereunder sufficient to operate and maintain such Products and/or one copy of the Related Documentation for Software furnished by Seller pursuant to this Agreement. Such documentation will be that customarily provided by Seller to its customers at no additional charge. Such documentation shall be provided either prior to, included with, or shortly after shipment of Products and/or Software from Seller to Customer. Additional copies of such documentation may be made by Customer at Customer's expense.

1.22      CHANGES IN LICENSED MATERIALS:

               Prior to shipment, Seller may at any time modify the Specifications relating to its Licensed Materials. Seller may substitute modified Licensed Materials to fill an order, provided the modifications, under normal and proper Use, are functionally equivalent to the ordered Licensed Materials, and Seller shall advise Customer in writing at least fifteen (15) days prior to implementation of such changes. Unless otherwise agreed, such substitution shall not result in any additional charges to Customer with respect to licenses for which Seller has quoted fees to Customer. Seller acknowledges and agrees that all modified Licensed Materials shall have and comply with all of the warranties described hereunder.

1.23      OPTIONAL SOFTWARE FEATURES:

               Software provided to Customer under this Agreement may contain optional features which are contained in the switch features handbook which are separately licensed and priced. Customer agrees that such optional features will not be activated

                        Lucent Technologies Proprietary
without written authorization from Seller and Customer's payment of the appropriate license fees. If, in spite of Customer's best efforts to comply with this restriction, such features are activated, Customer agrees to so notify Seller promptly and to pay Seller the license fees for the activated features, as well as the reasonable cost of money for the period in which such features were activated.

1.24  ADDITIONAL PROVISIONS FOR PRODUCT SPECIFIC LICENSED MATERIALS:

          In addition to the provisions applicable to the furnishing of Licensed Materials as set forth above in clauses "License for Licensed Materials," "Title, Restrictions and Confidentiality," "Cancellation of License," "Documentation," and "Changes in Licensed Materials," additional provisions regarding the furnishing of Product specific Licensed Materials are set forth in
Article II attached hereto.

1.25  COMPATIBILITY OF SELLER'S PRODUCTS AND LICENSED MATERIALS:

          Seller makes no representations or warranties whatsoever that Products or Licensed Materials will be compatible with any equipment currently or hereafter owned by Customer or any other entity (all such equipment hereinafter for purposes of this clause referred to as "Other Equipment"). Customer shall be responsible for any and all modifications or additions which may be required to Other Equipment so that such Other Equipment operates satisfactorily with Products or Licensed Materials furnished and installed by Seller. If Customer requests Seller to make any such modifications or additions, Seller, at its discretion, may elect to do so, and in such case, the modifications and additions will be made as requested by Customer and shall be billed to and paid for by Customer at prices determined by Seller as a separate item in addition to any other amounts due and payable by Customer. Seller shall have no liability to Customer for any such modifications or additions to Other Equipment except to the extent Seller fails to follow Customer's instructions or to perform such work in a workmanlike manner.

1.26  PUBLICITY:

          Each party shall submit to the other proposed copy of all advertising wherein the name, trademark, code, specification or service mark of the other party or its Subsidiaries or Affiliates is mentioned. Neither party shall publish or use such advertising without the other's prior written approval. Such approval shall be granted as promptly as possible (usually within ten [10] days), and may be withheld only for good cause.

1.27  PUBLICATION OF AGREEMENT:

          The parties shall keep the provisions of this Agreement and any order submitted hereunder confidential except as reasonably necessary for performance hereunder and except to the extent disclosure may be required by applicable laws or regulations, in which latter case, the party required to make such disclosure shall promptly inform the other prior to such disclosure not to exceed 24 hours to enable such other party to make known any objections it may have to such disclosure. The disclosing party shall take all reasonable steps to secure a protective order or otherwise assure that the Agreement or order will be withheld from the public record.

1.28  NOTICES:

          All notices under this Agreement shall be in writing (except where otherwise stated) and shall be addressed to the addresses set forth at the beginning of this Agreement or to such other address as either party may designate by notice pursuant hereto. Such notices shall be deemed to have been given when received.

1.29  CUSTOMER RESPONSIBILITY:

          Customer shall, at no charge to Seller, provide Seller with such electrical and environmental conditions, technical information, data, technical support or assistance as may reasonably be required by Seller in Seller's documentation submitted to Customer to fulfill its obligations under this Agreement, any subordinate agreement or order. If Customer fails to provide the required conditions, technical information, data, support or assistance, Seller shall provide Customer reasonable notice after which Seller shall be discharged from any such obligation until such time as Customer has reasonably provided such support described in this Article 1.29.

                        Lucent Technologies Proprietary
                                     -10-

1.30  RIGHT OF ACCESS:

          Each party shall provide the other access to its facilities resonably required in connection with the performance of the respective obligations under this Agreement. No charge shall be made for such access. Reasonable prior notification will be given when access is required.

1.31  FORCE MAJEURE:

          Neither party shall be held responsible for any delay or failure in performance to the extent that such delay or failure is caused by fires, strikes, embargoes, explosions, earthquakes, floods, wars, water, the elements, labor disputes of third parties, government requirements, civil or military authorities, acts of God or by the public enemy, inability to secure raw materials or transportation facilities, or acts or omissions of carriers or suppliers of third parties. Customer shall have a right to cancel any order made pursuant to this General Agreement if Seller is unable to perform its obligations due to a force majeure event for a period of *** days.

1.32  INDEPENDENT CONTRACTOR:

          All work performed by either party under this Agreement shall be performed as an independent contractor and not as an agent of the other, and no persons furnished by the performing party shall be considered the employees or agents of the other.

1.33  RELEASES VOID:

          Neither party shall require releases or waivers of any personal rights from representatives or employees of the other in connection with visits to its premises, nor shall such parties plead such releases or waivers in any action or proceeding.

1.34  SEVERABILITY:

          If any provision in this Agreement shall be held to be invalid or unenforceable, the remaining portions shall remain in effect. In the event such invalid or unenforceable provision is considered an essential element of this Agreement, the parties shall promptly negotiate a replacement.

1.35  SURVIVAL OF OBLIGATIONS:

          The rights and obligations of the parties which by their nature would continue beyond the termination, cancellation, or expiration of this Agreement, shall survive such termination, cancellation or expiration.

1.36  NON-WAIVER:

          No waiver of the terms and conditions of this Agreement, or the failure of either party to strictly enforce any such term or condition on one or more occasions shall be construed as a waiver of the same or of any other terms or conditions of this Agreement on any other occasion.

1.37  ASSIGNMENT:

          Except as provided in this clause, neither party shall assign this Agreement or any right or interest under this Agreement, nor delegate any work or obligation to be performed under this Agreement, (an "assignment") without the other party's prior written consent. Any attempted assignment in contravention of this shall be void and ineffective. Nothing shall preclude a party from employing a subcontractor in carrying out its obligations under this Agreement. A party's use of such subcontractor shall not release the party from its obligations under this Agreement. Seller has the right to assign this Agreement and to assign its rights and delegate its duties under this Agreement, in whole or in part, at any time and without Customer's consent, to any present or future Subsidiary or Affiliate of Seller or to any combination of the foregoing. Such assignment or delegation shall release Seller from any further obligation or liability thereon. Seller shall give Customer prompt written notice of the assignment. Customer has the right to assign this Agreement and to assign its rights and delegate its duties under this Agreement, in whole or in part, at any time and without Seller's consent, to its parent or to any present or future Subsidiary or Affiliate of Customer or to any combination of the foregoing. Such assignment or delegation shall release Customer from any further obligation or liability thereon. Customer shall give Seller prompt written notice of the assignment. For purposes of this

                        Lucent Technologies Proprietary
clause, the term "Agreement" includes this Agreement, any subordinate agreement placed under this Agreement and any order placed under this Agreement or subordinate agreement.

1.38  TERMINATION FOR CONVENIENCE:

          Customer may, upon written notice to Seller, terminate an order under this Agreement or a portion thereof except with respect to Products and Licensed Materials that have already been shipped and Services that have already been performed. For those Products and Licensed Materials not shipped and considered stock items, Customer agrees that it will pay Seller an order fee equal to ********************* of the price or license fee for such items up to ******** and ***************** for any higher priced items. For those Products and Licensed Materials not shipped and considered customized or non-stock items, Customer agrees to pay a fee based upon Seller's incurred reasonable expenses (after adjustment for recoveries and/or salvage value, if any), including associated general and administrative expenses plus a reasonable profit. Customer may issue "holds" on orders or suspend performance under this Agreement, in whole or in part, with Seller's prior written consent and upon terms that will compensate Seller for any demonstrable loss, damages, or expenses.

1.39  CANCELLATION FOR BREACH:

          In the event either party is in material breach or default of the material terms of this Agreement and such breach or default continues for a period of of forty-five (45) days after the receipt of written notice, then the party not in breach or default shall have the right to cancel this Agreement without any charge, obligation or liability except for Products or Licensed Materials already delivered and Services already performed. The party not in breach or default shall provide full cooperation to the other in every reasonable way to facilitate the remedy of the breach or default hereunder within such forty-five (45) day period. Seller acknowledges and agrees that customer's good faith dispute of any invoice shall not be deemed a breach of any payment obligations of customer.

1.40  PERFORMANCE OF SERVICE:

          Services shall be performed by Seller in accordance with the greater of its standard practices and industry standards. Specific provisions applicable to engineering, installation and other Services performed by Seller are set forth in Article III attached hereto. In no event shall Seller perform services in less than a workmanlike manner.

1.41  APPLICABLE LAW:

          The construction and interpretation of, and the rights and obligations of the parties pursuant to this Agreement, shall be governed by the laws of the State of New York.

1.42  ARBITRATION:

          If any dispute claim of other difference arises out of or relates to this Agreement, or its breach, the parties agree to submit the dispute to a panel of three (3) mediators selected by the parties or, at any time at the option of a party, to mediation by the American Arbitration Association ("AAA"). If not thus resolved, it shall be referred to a panel of three (3) arbitrators selected by the parties within thirty (30) days of the mediation or, in the absence of such selection, to AAA arbitration which shall be governed by the United States Arbitration Act, and judgment on the award may be entered in any court having jurisdiction. The arbitrator may determine issues of arbitrability, but may not award punitive damages or limit, expand or otherwise modify the terms of this Agreement. The parties, their representatives, other participants and the mediator and arbitrator shall hold the existence, content and result of mediation and arbitration in confidence.

                        Lucent Technologies Proprietary
                                     -12-

                                  ARTICLE II

                 ADDITIONAL PROVISIONS FOR LICENSED MATERIALS

GENERAL: The provisions of this Article II also apply to the granting of licenses by Seller to Customer for 5ESS(R) Switch Licensed Materials, Operations Systems (OS) Licensed Materials, and Transmission Systems Licensed Materials. In the event of any conflict or inconsistency between the provisions of this
Article II and those in Article I, the provisions of this Article II shall govern.

                        5ESS SWITCH LICENSED MATERIALS

2.1   ADDITIONAL RIGHTS IN SOFTWARE:

      (a) TRANSFER OF 5ESS SWITCH SOFTWARE RIGHT-TO-USE: Customer may transfer its right-to-use 5ESS Switch Software furnished under this Agreement without the payment of an additional right-to-use fee by transferee, except where size sensitive units are a factor. Such transfer can be made ****************** but not to competitors of Seller in the business of manufacturing comparable systems and only under the following conditions:

               (i) Such Software shall be Used only within the United States; however, Seller will not unreasonably withhold its consent to Use outside the United States provided the proprietary information associated with the Use can be adequately protected;

               (ii) Except as otherwise provided in the Agreement, the right to Use such Software may be transferred only together with the 5ESS Switch Product with which Customer has a right to Use such Software, and such right to Use the Software shall continue to be limited to Use with such Product:

               (iii) Before any such Software shall be transferred, Customer shall notify Seller of such transfer and the transferee shall have agreed in writing (a copy of which will be provided to Seller at its request) to keep such Software in confidence and to corresponding conditions respecting Use of Licensed Materials as those imposed on Customer; and

               (iv) Within the United States, the transferee shall have the same right to Software warranty or Software maintenance for such Software as the transferor, provided the transferee continues to pay the fees, if any, associated with such Software or Software maintenance.

      (b) RELOCATION OF 5ESS SWITCH SOFTWARE: Upon advance written notice to Seller, Customer may remove 5ESS Switch Software or optional feature packages, for which Customer has the right to Use, from one Customer-owned 5ESS Switch Product and relocate them to another Customer-owned 5ESS Switch Product within the same company as Customer. Customer shall not be required to pay additional right-to-use fees as a result of such relocation, except where size sensitive units are a factor. Seller may charge Customer for Services requested by Customer in support of such relocation. Such Software shall not be Used or transferred to Customer's Affiliate that is a manufacturer of telecommunication products in direct competition with Seller ****.

      (c)  ****.

2.2   RELATED DOCUMENTATION:

      Seller will provide to Customer **** the most recent text and drawing CD-ROM **** to the 5ESS Switch Documentation Dial-Up Service for each new host/standalone Switch site. No documentation will

                        Lucent Technologies Proprietary
                                     -13-
be provided to RSMs or ORMs. In addition, Seller will provide updates ***** ****** to the host/standalone site ***************************** following
Switch turnover. After the initial ************ update period, Customer may purchase an update subscription at the standard subscription rate.

               OPERATIONS SYSTEMS ("OS") LICENSED MATERIALS AND
                    TRANSMISSION SYSTEMS LICENSED MATERIALS

2.3   DEFINITIONS:

          In addition to the definitions in Article I of this Agreement, the following terms, for purposes of this Article II, shall have the meanings indicated below as to Operations Systems ("OS") Licensed Materials and Transmission Systems Licensed Materials as applicable:

(a) "Acceptance Date" means the date on which the OS Software successfully completes the Acceptance Test;

(b) "Acceptance Period" means the period of time in days agreed to by the parties and specified in the applicable order, or if not so specified, the period specified in clause 2.6 entitled "OS Software Acceptance;"

(c) "Acceptance Test" means the test which may be performed by Customer during the Acceptance Test Period to determine whether OS Software meets the Specifications;

(d) "Delivery Date" means the date by which all deliverables ordered by Customer are delivered to the destination specified in the order;

(e) "Installation Complete Date" means the date on which OS Software or Transmission Systems Software is installed by Seller at the location specified in the order and ready for Use by Customer;

(f) "OS Software" means the object code Software, embodied in any medium, including Firmware, for Operations Systems;

(g) "Seller's Standard Charges" means Seller's applicable rates and charges for labor and materials as determined from Seller's Customer Price Lists and other pricing information provided by Seller to Customer, less any discounts applicable thereto.

2.4   ADDITIONAL RIGHTS IN OS AND TRANSMISSION SYSTEMS SOFTWARE:

(a) Upon thirty (30) days advance written notice, Customer may relocate the Software permanently to a new processor of Customer. This new processor shall then become the Designated Processor in lieu of the former Designated Processor.

(b) Customer may retain an archival copy of the Software for as long as such Software is relevant to Customer's operations.

2.5   INSTALLATION OF OS AND TRANSMISSION SYSTEMS SOFTWARE:

(a) Where Customer is responsible for Software installation, Seller's responsibility is to deliver the Software to Customer on or before the scheduled Delivery Date agreed to by Seller. However, if the order specifies that Seller is responsible for such installation, Seller shall deliver the Software to Customer in sufficient time for it to be installed on or before the scheduled Installation Complete Date agreed to by Seller, and Seller shall complete its installation and associated testing on or before such date.

(b) Where Customer has assumed responsibility for the installation of newly licensed Software, Seller will, at Customer's request *****, provide for the first such installation a reasonable level of technical assistance when Customer encounters installation difficulties. For all subsequent installations of such Software by Customer, Seller ***** Customer for any technical assistance provided in response to Customer's request for assistance.

                        Lucent Technologies Proprietary
                                     -14-

2.6       OS SOFTWARE ACCEPTANCE:

(a) Customer has the right to operate the OS Software furnished by Seller on the Designated Processor to conduct an Acceptance Test to determine if such Software is operating in accordance with Seller's Specifications therefor and with Seller's warranties described herein. Unless otherwise agreed by the parties, Customer shall have *** consecutive calendar days to conduct this test from receipt if Customer performs installation or *** days from the Installation Complete Date if Seller performs installation. The Software shall be deemed accepted by Customer unless Customer notifies Seller in writing to the contrary within the applicable Acceptance Test Period described above. If the Software fails the Acceptance Test during the Acceptance Test Period, the Acceptance Date shall be extended on a day-to-day basis until the Software, as modified, is accepted or until Customer determines that the OS Software will not be modified in a manner that will pass acceptance testing within a reasonable period of time.

(b) If Customer elects in the order not to perform Acceptance Tests for any OS Software, the Acceptance Date for such Software shall be the Delivery Date if not installed by Seller or the Installation Complete Date if installed by Seller, as applicable.

(c) For the first Acceptance Test conducted by Customer on newly licensed OS Software, Seller will, at Customer's request ***, provide a reasonable level of technical assistance to Customer when difficulties are encountered by Customer. For all subsequent Acceptance Tests of such OS Software, Seller *** Customer for assistance provided in response to Customer's request for such assistance. Such charges shall be in accordance with Seller's standard rates then in effect.

(d) If Customer performs installation and elects to perform applicable tests for any OS Software, the warranty for such OS Software shall commence upon Acceptance as defined in sub-paragraph (a) above.

2.7       MODIFICATIONS BY CUSTOMER TO USER CONTROLLED MODULES:

          Customer may add to, delete from, or modify user controlled (refers to modules designed for data population and manipulation by the user, i.e., user driven) OS Software modules or menus, if available from Seller. Such changes or modifications, however extensive, shall not affect Seller's title to the licensed Software; ***.


                                  ARTICLE III

                     PROVISIONS APPLICABLE TO ENGINEERING,
                       INSTALLATION, AND OTHER SERVICES

GENERAL: The provisions of this Article III additionally apply to the furnishing by Seller of Services to Customer. Such Services include, but are not limited to, (1) engineering Services such as preparation of equipment specifications, preparation and updating of office records, and preparation of a summary of material not specifically itemized in the order; (2) installation Services such as installation, equipment removal, and cable mining; and (3) other Services such as repairs.

3.1       CONDITIONS OF INSTALLATION AND OTHER SERVICES PERFORMED ON CUSTOMER'S
          SITE:

ITEMS PROVIDED BY CUSTOMER

Customer will be responsible for furnishing the following items (as required by the conditions of the particular installation or other on-site Service, hereinafter collectively referred to as the "Service[s]") at no charge to Seller and these items are not included in Seller's price for the Services. Should Seller incur expense as a result of Customer's failure to provide any of these items, additional billing will be rendered to and paid by Customer.

Access to Building and Work Site - Allow employees of Seller and its
--------------------------------
subcontractors reasonable access to premises and facilities during normal business hours during the scheduled Service or at such other times as are mutually agreed. Customer shall obtain for Seller's and its subcontractors' employees any necessary identification and clearance credentials to enable Seller and its subcontractors to have access to the work site.

                        Lucent Technologies Proprietary

General Building Conditions - Take such action as may be necessary to insure
---------------------------
that the premises will be dry and free from dust and Hazardous Materials, including but not limited to asbestos, and in such condition as not to be injurious to Seller's or its subcontractors' employees or to the Products to be installed. Prior to commencement of the Services and during the performance of the Services, Customer shall, if reasonably requested by Seller, use reasonable efforts to provide Seller with sufficient data to assist Seller or its subcontractor in evaluating the environmental conditions at the work site (including the presence of Hazardous Materials). The price quoted by Seller for Services does not include the cost of removal or disposal of the Hazardous Materials from the work site. Customer is responsible for removing and disposing of the Hazardous Materials, including but not limited to asbestos, prior to commencement of Services.

Sensitive Equipment - Prior to commencement of Services, inform Seller of the
-------------------
presence of any sensitive equipment at the work site (e.g., equipment sensitive to static electricity or light).

Repairs to Buildings - Prior to Services start date, make such alterations and
--------------------
repairs as are necessary for proper installation of Products.

Openings in Buildings - Prior to Services start date, furnish reasonably
---------------------
suitable openings in buildings to allow Products to be placed in position, and provide necessary openings and ducts for cable and conductors in floors and walls as designated on engineering drawings furnished by Seller. At least twelve
(12) weeks prior to the Services start date, Seller shall provide such drawings to Customer. Customer shall fireproof (with steel covers) all unopened paths throughout the building.

Surveys - Prior to Services start date, furnish surveys (describing the physical
-------
characteristics, legal limitations, and utility locations for the work site) and a legal description of the site.

Electrical Current, Heat, Light, and Water - Provide electric current for
------------------------------------------
charging storage batteries and for any other necessary purposes with suitable terminals where work is to be performed; provide temperature control and general illumination (regular and emergency) in rooms in which work is to be performed or Products stored, equivalent to that ordinarily furnished for similar purposes in a working office; provide exit lights; provide water and other necessary utilities for the proper execution of Services.

Building Evacuation - Prior to Services start date, provide building evacuation
-------------------
plans in case of a fire or other emergency.

Ceiling Inserts - Provide ceiling inserts as reasonably required using Seller's
---------------
standard spacing arrangement for ceiling support equipment.

Materials Furnished by Customer - Unless expressly stated to the contrary,
-------------------------------
Seller's prices do not include costs for any Customer furnished material nor does it include any Seller charges for engineering, installation, modification, or repair Services to Customer furnished material. New or used material furnished by Customer shall be in such condition that it requires no repair and no adjustment or test effort in excess of that normal for new equipment. Customer assumes all responsibility for the proper functioning of such material. Customer shall also provide the necessary information for Seller to properly install such material.

Toilet Facilities and Evewash Station - Provide proper and easily accessible
-------------------------------------
toilet facilities and supplies, such as towels and soap, in buildings in which Services are in progress. Where temporary facilities are required, Customer will provide suitable, portable facilities including supplies and custodial Services. Provide emergency eyewash station in power room near battery stands.

Floor Space and Storage Facilities - Provide, during progress of the Services,
----------------------------------
suitable reasonable, and easily accessible floor space and storage facilities
(a) to permit storing major items of Products and other material closely adjacent to where they will be used; (b) for administrative and luncheon purposes; (c) for Seller's and its subcontractors' employees' personal effects; and (d) for tools and property of Seller and its subcontractors. Where the Services are to be performed outside of a building or in a building under construction, Customer shall, in addition to the above requirements, as appropriate, permit or secure permission for Seller and its subcontractors to maintain at the work site, storage facilities (such as trailers) for Products, material, tools, and equipment needed to complete the Services.

Easements, Permits, and Rights of Way - Prior to Services start date, provide
-------------------------------------
all rights-of-way, easements, licenses to come upon land to perform the Services; permits and authority for installation of Products and other material; permits for opening sidewalks, streets, alleys, and highways; and construction and building permits.

                        Lucent Technologies Proprietary

Watch Service - Provide normal and reasonable security necessary to prevent
-------------
admission of unauthorized persons to building and other areas where installation Services are performed and to prevent unauthorized removal of the Products and other materials. Seller will inform Customer as to which storage facilities at the work site Seller will keep locked. Such storage facilities will remain closed to Customer's building surveillance.

Use of Available Testing Equipment - Customer shall make available to Seller:
----------------------------------
(1) the maintenance test facilities which are embedded in equipment to which the Product being installed will be connected or added; and (2) meters, test sets, and other portable apparatus that is unique to the Product being installed. Seller's use of such test equipment shall not interfere with Customer's normal equipment maintenance functions.

Hazardous Materials Cleanup - At the conclusion of the Services, Customer shall
---------------------------
be responsible for the cleanup, removal, and proper disposal of all Hazardous Materials present at Customer's premises unless such hazardous materials were brought to the site by Seller, in which case, Seller shall be responsible for the hazardous materials cleanup, removal, and proper disposal.

Access to Existing Facilities - Customer shall permit Seller reasonable use of
-----------------------------
such portions of the existing plant or equipment as are necessary for the proper completion of such tests as require coordination with existing facilities. Such use shall not interfere with the Customer's normal maintenance of equipment.

Grounds - Customer shall provide reasonable access to suitable and isolated
-------
building ground during business hours as required for Seller's standard grounding of equipment. Where installation is outside or in a building under construction, Customer shall also furnish lightning protection ground.

Requirements for Customer Designed Circuits - Customer shall furnish information
-------------------------------------------
covering the proper test and readjust requirements for apparatus and requirements for circuit performance associated with circuits designed by Customer or standard circuits modified by Customer's drawings.

Standby Engine/Alternator Facilities - Customer shall provide suitable fuel,
------------------------------------
storage, gas, water, antifreeze, sewer, and exhaust facilities as required with piping terminating within the building and within ten (10) feet of the location of the engine/alternator to be installed, or terminating within the engine room if engine/alternator is housed in a separate room. If Seller tests the engine/alternator outdoors, Customer shall also provide lightning protection ground.

Cross-Connecting Main Distributing Frames and Installing Heat Coils - Customer
-------------------------------------------------------------------
shall install such cross-connections and heat coils.

Clearing Equipment for Modifications - Customer shall remove cross- connections,
------------------------------------
transfer service on trunks and sundry working equipment, and make other arrangements required to permit Seller to modify existing plant.

Designation Strips - Customer shall number all jack designation strips described
------------------
in job requirements.

Fire Protection Apparatus - Customer shall install the permanent fire protection
-------------------------
apparatus and furnish such temporary apparatus as may be necessary for the protection of the Product and other equipment stored prior to installation.

Battery Room Ventilation - Customer shall provide the required ventilation for
------------------------
battery rooms or areas.

House Service Panel - Customer shall provide electric power from the Customer's
-------------------
service panel to the Seller's power board and shall run all leads between said service panel and power board.

Through Tests and Trunk Tests - Customer shall make required through tests and
-----------------------------
trunk tests to other offices after Seller provides its notice of completion or notice of advanced turnover.

ITEMS TO BE FURNISHED BY SELLER

The following items will be furnished by Seller (if required by the conditions of the particular Services) and the price thereof is included in Seller's price for Services:

                        Lucent Technologies Proprietary

Protection of Equipment and Buildings - Seller shall provide protection for
-------------------------------------
Customer's equipment and buildings during the performance of the Services in accordance with Seller's standard practices.

Method of Procedure - Seller shall prepare a detailed Method of Procedure
-------------------
("MOP") before starting work on live equipment. Customer shall review the MOP and any requested changes shall be negotiated. Customer shall give Seller written acceptance of the MOP prior to start of this work.

Power Circuit - Seller shall install power conduit and wire as described in
-------------
Customer's job requirements.

Frame and Aisle Lighting - Seller shall install conduit, wire, fixtures, and
------------------------
other necessary material for frame and aisle lighting as described in Customer's job requirements.

Fireproofing - Seller shall fireproof (with steel covers) all openings it makes
------------
in the building in the course of providing the Services.

Restoration - Where it is necessary in the performance of the Services to open
-----------
sidewalks, driveways, curbing, alleys, streets, or other property, Seller shall restore said property to at least its former condition.

Cross-Connections Other than to Outside Cable Terminations - Seller shall run
----------------------------------------------------------
cross-connections in accordance with the Customer's cross-connection list.

The following items may be furnished by Seller if requested by Customer, but Customer will be billed and shall pay for them in addition to Seller's standard of firm quoted price for Services:

Protection of Buildings and Equipment - Seller may provide protection of
--------------------------------------
buildings and equipment in accordance with special practices of Customer differing from Seller's standard practices.

Readjusting Apparatus - Seller may provide readjustment (in excess of that
---------------------
normally required on new apparatus) of apparatus associated with relocated or rewired circuits.

Rerunning Cross-Connections - Seller may rerun permanent cross-connections in
---------------------------
accordance with revised cross-connection lists furnished by Customer.

Handling, Packing, Transportation, and Disposition of Removed and Surplus
-------------------------------------------------------------------------
Customer Equipment - Seller may pack, transport, and dispose of surplus and
------------------
removed Customer equipment as agreed by the parties.

Premium Time Allowances and Night Shift Bonuses - Seller may have its Services
-----------------------------------------------
personnel work premium time and night shifts to the extent that Seller may deem such to be necessary to effect the required coordination of installing and testing operations or other Services because of Customer's requirements.

Emergency Lighting System - Seller may provide new emergency lighting system
-------------------------
(other than the original ceiling mounted stumble lighting) to satisfy illumination and safety needs of Products of certain heights.

3.2  ACCEPTANCE OF INSTALLATION:

        At reasonable times during the course of Seller's installation, Customer, at its request may, or upon Seller's request shall, inspect completed portions of such installation. Upon Seller's further request, and upon sufficient and reasonable notice to Customer, Customer shall observe Seller's testing of Products and Licensed Materials being installed to determine that such testing and the test results are in accordance with Seller's acceptance standards or acceptance procedures. The job shall be considered complete and ready for acceptance by Customer when Products and Licensed Materials have been installed and tested by Seller in accordance with its standard procedures which are no less than industry standards, and Seller represents such Products and Licensed Materials to be in working order. Upon completion of the installation, Seller will submit to Customer a notice of completion or, if Customer has elected advance-turnover of subsystems, a notice of completion of advance-turnover.

                        Lucent Technologies Proprietary

Customer shall promptly make its final inspection of substantial conformance with the Specifications. Seller will promptly correct any defects for which it is responsible. The job will be considered as fully accepted unless Seller receives notification to the contrary within thirty (30) days after submitting its notice of completion.

3.3       SITE PREPARATION:

           Where Services are to be performed by Seller, Customer shall be responsible for insuring that the premises where the work is to be performed are accessible to Seller and ready and suitable for the Services to be performed in accordance with Seller's site-preparation conditions. Such conditions include, but are not limited to, (a) site readiness; and (b) access to adequate storage space, working space, personal facilities, heat, light, ventilation, telephone, electrical current, and outlets, all provided within a reasonable distance of the area where the work is to be performed. Seller's representative shall have the right to inspect the site prior to Services start date. Should Customer fail to comply with the site-preparation conditions after Seller provides Customer notice, Seller may perform such work or furnish such items and charge Customer for them in addition to the prices otherwise charged by Seller for such Services.

3.4       WORK OR SERVICES PERFORMED BY OTHERS:

           Work or Services performed at the site by Customer or its other vendors or contractors shall not interfere with Seller's performance of Services. Seller shall have no responsibility or liability with respect to such work or Services performed by others. If Customer or its other vendors or contractors fail to timely complete the site readiness or if Customer's or its other vendors' or contractors' work interferes with Seller's performance, the scheduled completion date of Seller's Services under this Agreement shall be extended as necessary to compensate for such delay or interference.

                                  ARTICLE IV

                               ENTIRE AGREEMENT

4.1       ENTIRE AGREEMENT:

           The terms and conditions contained in this General Agreement supersede all prior oral or written understandings between the parties with respect to the subject matter hereof and constitute the entire agreement between the parties with respect to such subject matter. The preprinted terms and conditions on Customer's purchase orders or Seller's sales forms are deleted. The typed or handwritten provisions of an order which are consistent with the terms of this General Agreement along with the terms of this General Agreement shall constitute the entire Agreement between the parties relating to said order. Terms shall not be modified or amended except by a writing signed by authorized representative of both parties.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives on the date(s) indicated.

EXCEL SWITCH FACILITY, INC.                  LUCENT TECHNOLOGIES, INC.

By:/s/ Kenny A. Troutt                       By:/s/ Bill Plunkett
   ---------------------------------            ------------------------------

Name:  Kenny A. Troutt                       Name:  Bill Plunkett
     -------------------------------              ----------------------------

Title: President and CEO                     Title: VP Sales
      ------------------------------               ---------------------------

Date: January 27, 1997                       Date: January 27, 1997
     -------------------------------              ----------------------------


       APPROVED AS TO FORM
       BY Legal /TBS
         -----------------
       DATE 1/27/97
           ---------------

                        Lucent Technologies Proprietary
                                     -19-

                                                                       EXHIBIT A

                           NON-DISCLOSURE AGREEMENT
                           ------------------------

This Agreement is made and entered into effective _____________, 1996 by and between __________________, a corporation with an office located at _______ __________________________________ (the "Corporation") and Lucent Technologies
Inc., a Delaware corporation with offices located at 600 Mountain Avenue, Murray Hill, New Jersey 07974 ("Lucent"), for itself and its affiliated companies.

Whereas, both parties, for their mutual benefit, desire to have Lucent disclose to the Corporation certain specifications, designs, plans, drawings, software, data, prototypes, or other business and/or technical information related to the operation and use of Products and Licensed Materials provided or being considered by Excel Switch Facility Inc. or its affiliates ("INFORMATION"), which INFORMATION is proprietary to Lucent or its affiliated companies.

Now therefore, the Corporation and Lucent agree as follows:

1. This Agreement pertains to INFORMATION disclosed from the effective date and shall continue for a period of three (3) years unless terminated earlier in writing by both parties. The Corporation, shall hold such INFORMATION in confidence, shall use such INFORMATION only for the purpose of providing support and consulting services to Excel Switch Facility Inc. or its affiliates, shall reproduce such INFORMATION only to the extent necessary for such purpose, shall restrict disclosure of such INFORMATION to its employees with a need to know (and advise such employees of the obligations assumed herein), and shall not disclose such INFORMATION to any third party without prior written approval of Lucent.

These restrictions on the use or disclosure of INFORMATION shall not apply to
                                                                 ---
any INFORMATION:

     i. which is independently developed by the Corporation or lawfully received free of restriction from another source having the right to so furnish such INFORMATION; or

     ii. after it has become generally available to the public without breach of this Agreement by the Corporation; or

     iii. which at the time of disclosure to the Corporation was known to the Corporation free of restriction as evidenced by documentation in the Corporation's possession; or

     iv.  which Lucent agrees in writing is free of such restrictions.

2. No license, under any trademark, patent, copyright, mask work protection right or any other intellectual property right, is either granted or implied by the conveying of INFORMATION to the Corporation. None of the INFORMATION which may be disclosed by Lucent shall constitute any representation, warranty, assurance, guarantee, or inducement by Lucent of any kind, and, in particular, with respect to the non-infringement of trademarks, patents, copyrights, mask work protection rights, or any other intellectual property rights, or other rights of third persons.

3. Neither this Agreement nor the disclosure or receipt of INFORMATION shall constitute or imply any promise or intention to enter into any contract or other business relationship or to make any purchase of products or services by either party or its affiliated companies or to make any commitment by either party or its affiliated companies with respect to the present or future marketing of any product or service.

4. All INFORMATION shall be returned upon written request or upon the Corporation's determination that it no longer has a need for such INFORMATION.

5. The Corporation acknowledges that any products, software, and technical information (including, but not limited to, services and training) provided under this Agreement are subject to U.S. export laws and regulations and any use or transfer of such products, software, and technical information must be authorized under those regulations. Corporation agrees that it will not use, distribute, transfer, or transmit the products, software, or technical information (even if incorporated into other products) except in compliance with U.S. export regulations. If requested by Lucent, Corporation also agrees to sign written assurances and other export-related documents as may be required for Lucent to comply with U.S. export regulations.

6. The Corporation agrees that all of its obligations undertaken herein shall survive and continue after any termination of this Agreement.

7. This Agreement constitutes the entire understanding between the parties hereto as to the INFORMATION and merges all prior discussions between them relating thereto.

8. No amendment or modification of this Agreement shall be valid or binding on the parties unless made in writing and signed on behalf of each of the parties by their respective duly authorized officers or representatives.

9. This Agreement shall be construed under and governed by the substantive laws of the State of New Jersey.

10. If a dispute arises with respect to this Agreement, either party may submit the dispute to a sole mediator selected by the parties or, at any time, to mediation by the American Arbitration Association ("AAA"). If not thus resolved, it may be referred by either party to a sole arbitrator selected by the parties or to AAA arbitration. The arbitration shall be governed by the United States Arbitration Act and judgment on the award may be entered by any court having jurisdiction. The arbitrator shall not limit, expand or modify the terms of the Agreement nor award damages in excess of compensatory damages, and each party waives any claim to such excess damages. A request by a party to a court for interim protection shall not affect either party's obligation hereunder to mediate and arbitrate. Each party shall bear its own expenses and an equal share of all cost and fees of the mediation and/or arbitration. Any mediator or arbitrator selected shall be competent in the legal and technical aspects of the subject matter of this Agreement. The content and result of mediation and/or arbitration shall be held in confidence by all participants, each of whom will be bound by an appropriate confidentiality agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement.


By: _________________________________      By: _______________________________
           (Signature)                                  (Signature)


_____________________________________      ___________________________________
           (Typed Name)                                 (Typed Name)


_____________________________________      ___________________________________
              (Title)                                      (Title)


_____________________________________      ___________________________________
           (Date Signed)                                 (Date Signed)

                              [MAP APPEARS HERE]

     INTERNATIONAL
     ARGENTINA:            GERMANY:           THE NETHERLANDS:        TAIWAN:
     Buenos Aires          Bonn               Hilversum               Taipel
                           Frankfurt          Hulzen
     AUSTRALIA:            Hamburg            Leidschendam            THAILAND:
     Sydney                Munich             Nieuwegein              Bangkok
                           Nuremberg
     BELGIUM:                                 NICARAGUA:              UNITED KINGDOM:        [PICTURE OF ISABELLE COLUCCI
     Brussels              HONDURAS:          Managua                 Birmingham             APPEARS HERE]
                           San Pedro Sula                             Bracknell              Isabelle Colucci, secretary,
     BRAZIL:                                  PERU:                   Cardiff                Telecommunications Radioelectriques
     San Paulo             HONG KONG          Lima                    Chippenham             et Telephoniques of Paris (TRT), Le
                                                                      Farnborough            Plessis Robinson, Paris
     CHILE:                INDIA:             PHILIPPINES:            Leeds
     Santiago              New Delhi          Manila                  London                 [PICTURE OF A.S. KRISHNAKUMAR
                                                                      Malmesbury             (KRISHNA), APPEARS HERE]
     CHINA:                INDONESIA:         POLAND:                 Manchester             A.S. Krishnakumar (Krishna),
     Beijing               Jakarta            Bydgoszcz               Winchester             Wireless Networking and Mobile
     Chengdu                                  Warsaw                                         Computing Research department head,
     Guangzhou             IRELAND:                                   VENEZUELA:             Bell Labs, Nieuwegein, the Netherlands
     Shanghai              Dublin             RUSSIA:                 Caracas
     Shenyang                                 Almaty
     Wuhan                 ITALY:             Ekaterinburg            [PICTURE OF EMMA GRIFFITHS
                           Milan              Kiev                    APPEARS HERE]
     COLOMBIA:             Rome               Moscow                  Emma Griffiths,
     Bogota                                   St. Petersburg          market analyst,
                           JAPAN:             Vilnius                 Network Systems, Malmes-
     DENMARK:              Tokyo              Vladivostok             bury, United Kingdom
     Bronby
                           KOREA:              SAUDI ARABIA:          Red-shaded areas have cities
     EL SALVADOR:          Seoul               Damman                 with 50 or more employees.
     San Salvador                              Jeddah
                           MALAYSIA:           Riyadh                 Illustration by Wendy Grossman
     FRANCE:               Kuala Lumpur
     Lannion                                   SINGAPORE
     Paris                 MEXICO:
     Rennes                Mexico City         SPAIN:
     Rouen                 Guadalajara         Tres Cantos
     Saumur                Matamoros
                           Monterrey
                           Reynosa

                                                                                                   Lucent Magazine July/August 1996

                          ADDENDUM NUMBER ONE TO THE

                           GENERAL AGREEMENT BETWEEN

                          EXCEL SWITCH FACILITY, INC.

                         AND LUCENT TECHNOLOGIES INC.

This is Addendum Number One to General Agreement LNM960906MOEXL (Agreement)
                                                 --------------
between Excel Switch Facilities, Inc, a corporation with offices located at 8750
N. Central Expressway, Suite 2000, Dallas, Texas 75231 (hereinafter "Customer"), and Lucent Technologies Inc., operating through its Network Systems Division, a Delaware corporation with offices located at 600 Mountain Avenue, Murray Hill, New Jersey 07984, (hereinafter "Seller").

WHEREAS, THE PARTIES HAVE ENTERED INTO A GENERAL AGREEMENT (AGREEMENT):

WHEREAS, this Addendum and the non-conflicting terms of the Agreement shall govern the purchase for use by Customer of Seller's Products and Licensed Materials.

WHEREAS, the parties desire to establish prices, terms and conditions applicable if Customer purchases specified levels of 5ESS-2000(R) Switch Products and other related products and Licensed Materials.

NOW THEREFORE, the parties agree as follows:

This Addendum shall be effective for a five (5) year period beginning with the execution of this Addendum. Customer hereby agrees to purchase a minimum of **** initial 5ESS-2000 Switch Systems from the Seller at the prices listed in Attachment A during the term of this Addendum.

During the term of this Addendum, Customer hereby agrees to license each consecutive annual generic software release for each switch system (after generic release 5E11) for a Right To Use (RTU) fee of ******* per release per switch for the first **** software releases following the initial switching system up to a maximum of ****. This ***** license fee ************
*****************************************************************************
******************************************************************************
The obligation to license the first **** software releases shall not survive the expiration of this Addendum.

*****************************************************************************
**************************************************************************
***************************************************************************
**************************************************************************
*************************************************************

For the purposes of this Agreement, the following terms and their definitions shall apply:

     "Growth means any additions, including, but not limited to circuit packs, additional memory, hardware extensions, Software retrofits, new Administrative Modules (AMs), Communications Models (CMs) or Switch Modules
     (SMs), which are ordered, installed or activated after a New Switch System has been placed into service.

Customer hereby agrees to purchase a minimum of **** power systems at the prices listed in Attachment B during the term of this Addendum. *************
****************************************************************************
*************************************

******************************************************************************
*************************************************************************
*****************************************************************************
*************************************************************************
***********************************************************************
********************************************************************************
***************************************

                                      -1-
                              LUCENT PROPRIETARY

*******************************************************************************
***************************************************************************
******************************************************************************
*****************************************************************************
*****************************************************************************
*******************************************************************************
*************************************************************************
************************************************************************
*********

*******************************************************************************
*******************************************************************************
********************************************

**************************************************************************
******************************************************************************
*******************************************************************************
********************************************************************************
****************************************************************************
**************************

ENTIRE AGREEMENT

The terms and conditions contained in this Addendum Number One and those nonconflicting terms and conditions of General Agreement LNM960906MOEXL
                                                         --------------
supersede all prior oral and written understandings between the parties and shall constitute the entire agreement between the parties with respect to the subject matter herein. This Addendum Number One shall not be modified or amended except by a writing signed by an authorized representative of both parties.

IN WITNESS WHEREOF, the parties have caused this Addendum Number One to be executed by their duly authorized representatives on the date(s) indicated.

EXCEL SWITCH FACILITY, INC.                  LUCENT TECHNOLOGIES INC.

By: /s/ Kenny A. Troutt                      By: /s/ Bill Plunkett
   ----------------------------                 ----------------------------

Typed Name:  Kenny A. Troutt                 Typed Name:  Bill Plunkett
           --------------------                         --------------------

Title: President and CEO                     Title: VP Sales
      -------------------------                    -------------------------

Dated: January 27, 1997                      Dated: January 27, 1997
      -------------------------                    -------------------------




          APPROVED AS TO FORM
          BY  Legal / TBS
            -----------------
          DATE  1/27/97
              ---------------

                              LUCENT PROPRIETARY

                                 Attachment A

                          EXCEL SWITCH FACILITY, INC.
                                PRICING SUMMARY

SCHEDULE OF PRICES
------------------
(All pricing is on a per switch basis)


A.   INITIAL SWITCH PRICING

5ESS SWITCH EQUIPPED W/**** TRUNKS

TOTAL EF&I PRICE                                            *****

ADDITION OF **** TRUNKS TO THE INITIAL SWITCHES

TOTAL EF&I PRICE                                            *****

ADDITION OF **** TRUNKS TO THE INITIAL SWITCHES

TOTAL EF&I PRICE                                            *****


B. INITIAL SWITCH PRICING

5ESS SWITCH EQUIPPED W/**** TRUNKS

TOTAL EF&I PRICE                                            *****

ADDITION OF **** TRUNKS

TOTAL EF&I PRICE                                            *****


C. INITIAL SWITCH PRICING

5ESS SWITCH EQUIPPED W/**** TRUNKS

TOTAL EF&I PRICE                                            *****


                    Lucent Technologies, Inc. - Proprietary

                                EQUIPMENT LIST
                         EXCEL TELECOMMUNICATIONS INC.
                       INITIAL SWITCH WITH ** TRUNKS

--------------------------------------------------------------------------------
  SPEC    SYMBOL    DESCRIPTION                                       QTY
--------------------------------------------------------------------------------
   310    CDX3811   3811 DATA SET - STANDALONE MOD                    **
--------------------------------------------------------------------------------
   310    CDXNMBD   3000 CARRIER RACK NIM BOARD                       **
--------------------------------------------------------------------------------
   310    CDXPANL   3000 CARRIER RACK NIM BOARD                       **
--------------------------------------------------------------------------------
   310    CDXRACK   3000 CARRIER RACK (3811 MODEMS)                   **
--------------------------------------------------------------------------------
   336    A16A60    16A ANN 60 SEC BLD3 CP                            **
--------------------------------------------------------------------------------
   336    AS16A     16A ANN UNIT                                      **
--------------------------------------------------------------------------------
   336    AUDCSW    AUDIBLE ALARM PANEL                               **
--------------------------------------------------------------------------------
   336    CNIRG2    CNI-2K                                            **
--------------------------------------------------------------------------------
   336    DCINV     DC TO AC INVERTER                                 **
--------------------------------------------------------------------------------
   336    DF56DS1   DIG FACILITY ACCESS DATA SYSTEM                   **
--------------------------------------------------------------------------------
   336    DFAADP1   DFA ADAPTER CIRCUIT                               **
--------------------------------------------------------------------------------
   336    DFACAB2   DFS-2K                                            **
--------------------------------------------------------------------------------
   336    DFADF1    DIGITAL FACILITY ACCESS UNIT                      **
--------------------------------------------------------------------------------
   336    DFAPWR1   DATA SET POWER CONVERTER                          **
--------------------------------------------------------------------------------
   336    DLN30     ATT. PROC. 30 3B INTERFACE                        **
--------------------------------------------------------------------------------
   336    ESMU      EXTERNAL SANITY MONITOR UNIT                      **
--------------------------------------------------------------------------------
   336    EXPILP    EXIT PILOT LAM ASSEMBLY                           **
--------------------------------------------------------------------------------
   336    LN2       LN2                                               **
--------------------------------------------------------------------------------
   336    LNSHF2    LINK SHELF                                        **
--------------------------------------------------------------------------------
   336    M         MISCELLANEOUS CABINET                             **
--------------------------------------------------------------------------------
   336    MRP       MISC RESISTOR PANEL AND FUSES                     **
--------------------------------------------------------------------------------
   357    5ELDBCP   5E LONG DIST. BASIC CALL PROCESS.                 **
--------------------------------------------------------------------------------
   357    AIASP1B   ASP-RELEASE 0.1B RTU                              **
--------------------------------------------------------------------------------
   357    ASPSRTU   ASP SVCE SWITCHING POINT RTU                      **
--------------------------------------------------------------------------------
   357    ASPSSPE   ASP-SSP ENHANCEMENTS RTU                          **
--------------------------------------------------------------------------------
   357    BAS10CR   5E11 OPERATING SYSTEM RTU                         **
--------------------------------------------------------------------------------
   357    BAS10RT   5E11 BASE APPLICATIONS RTU                        **
--------------------------------------------------------------------------------
   357    BASFGBC   FGB CIC EXPANSION                                 **
--------------------------------------------------------------------------------
   357    BASFGD    FGD CIC EXPANSION RTU                             **
--------------------------------------------------------------------------------
   357    BRCUNIV   UNIVERSAL BRCS RTU                                **
--------------------------------------------------------------------------------
   357    C7NIRTU   CCS7 NETWORK INTERCONNECT RTU                     **
--------------------------------------------------------------------------------
   357    CCE30SL   CCS7 CAP ENH (DLN30)                              **
--------------------------------------------------------------------------------
   357    CCS7SL    CCS7                                              **
--------------------------------------------------------------------------------
   357    CLAS4SL   CLASS 4X OFFICE (ISP)                             **
--------------------------------------------------------------------------------
   357    CMDRSTR   COMMAND RESTRICTION FEATUR RTU                    **
--------------------------------------------------------------------------------
   357    ELINKRT   E-LINK ACCESS/ALTER A-LINK                        **
--------------------------------------------------------------------------------
   357    FANIPE    FLEX ANI PROV. ENHANCEMENT                        **
--------------------------------------------------------------------------------
   357    FANIRTU   FLEX ANI INFO DIG ASSNMNT RTU                     **
--------------------------------------------------------------------------------
   357    FIFIDDD   15 DIGIT IDDD RTU                                 **
--------------------------------------------------------------------------------
   357    FPCPRTU   FULL POINT CODE ROUTING                           **
--------------------------------------------------------------------------------
   357    INPARTU   INTERCHANGEABLE NPA CODES RTU                     **
--------------------------------------------------------------------------------
   357    INTRAPC   ICLATA                                            **
--------------------------------------------------------------------------------
   357    ISBRIDS   ISDN BRI DATA SERVICES PKG                        **
--------------------------------------------------------------------------------
   357    ISDN1     ISDN1 - BASIC RTU                                 **
--------------------------------------------------------------------------------
   357    ISDNKOA   ISDN OA&M PACKAGE                                 **
--------------------------------------------------------------------------------
   357    LACBPN    AC BLOCKED TO PRIVATE #                           **
--------------------------------------------------------------------------------
   357    LDANI     5E LONG DIST. ANI TABLE                           **
--------------------------------------------------------------------------------
   357    NI5E10    NISDN 5E10 BRI PACKAGE RTU                        **
--------------------------------------------------------------------------------

                    Lucent Technologies - Proprietary            GS 96-310246-A1
                                 Page 1                             January 1997

                                EQUIPMENT LIST
                         EXCEL TELECOMMUNICATIONS INC.
                         INITIAL SWITCH WITH ** TRUNKS

--------------------------------------------------------------------------------
 SPEC     SYMBOL        DESCRIPTION                               QTY
--------------------------------------------------------------------------------
 357     NIS1BSW        NATIONAL ISDN BASE/SWITCH                 **
--------------------------------------------------------------------------------
 357     NIS1CSD        DELUXE CSD/STANDARD BRI RTU               **
--------------------------------------------------------------------------------
 357     NIS1DAT        BASIC DATA/STANDARD BRI RTU               **
--------------------------------------------------------------------------------
 357     NIS1PSD        DELUXE PSD/STANDARD BRI RTU               **
--------------------------------------------------------------------------------
 357     NIS1SBB        STANDARD BRI BASE PER BRI                 **
--------------------------------------------------------------------------------
 357     NIS2RTU        NATIONAL ISDN 2 RTU                       **
--------------------------------------------------------------------------------
 357     NISBPRI        BASIC NATL PRI W/NFAS & DC                **
--------------------------------------------------------------------------------
 357     NPA888         800 EXHAUST RTU                           **
--------------------------------------------------------------------------------
 357     RTU800         800 SERVICES RTU FEE                      **
--------------------------------------------------------------------------------
 357     SSPRTU         SERVICE SWITCHING POINT RTU               **
--------------------------------------------------------------------------------
 357     TRACPRT        TRANSACTION CAPABILITY RTU                **
--------------------------------------------------------------------------------
 369     PCFDEST        POWER DISTRIBUTION CABINET                **
--------------------------------------------------------------------------------
 369     PDFCPAN        PWR DIST CABINET PART EQUIP               **
--------------------------------------------------------------------------------
 369     PDFDPAN        PWR DIST PANEL 48 FUSES                   **
--------------------------------------------------------------------------------
 378     ASYNCP         ASYNCHRONOUS LINK CKT PACK                **
--------------------------------------------------------------------------------
 378     KLW40          AM MEM - KLW40 / 3B21D                    **
--------------------------------------------------------------------------------
 378     PWRC3          POWER UNIT FOR PC COMMUNITY               **
--------------------------------------------------------------------------------
 378     SCSD           SCANNER SIGNAL DISTRIBUTOR                **
--------------------------------------------------------------------------------
 378     SCSI1GB        SCSI - 1 GIGABYTE MHD - 3B21D             **
--------------------------------------------------------------------------------
 378     SCSI21D        3B21D COMPUTER SYSTEM                     **
--------------------------------------------------------------------------------
 378     SYN21D         SYNCHRONOUS LINK CKT PACKS                **
--------------------------------------------------------------------------------
 378     TAPE21D        TAPE UNIT - 3B21D                         **
--------------------------------------------------------------------------------
 384     CABCM3         CM2 BASIC CABINET WITH TMS                **
--------------------------------------------------------------------------------
 384     CKTCAB         SPARE CIRCUIT CABINET                     **
--------------------------------------------------------------------------------
 384     CM2197         COMM MOD 2 UN197 CKT PACK                 **
--------------------------------------------------------------------------------
 384     CM2310         COMM MOD 2 UN310 CKT PACK                 **
--------------------------------------------------------------------------------
 384     CM2312         COMM MOD 2 UN312 CKT PACK                 **
--------------------------------------------------------------------------------
 384     CM2DF          COMM MOD 2 DATA LINK DUAL                 **
--------------------------------------------------------------------------------
 384     CM2EBUS        COMM MOD 2 E BUS                          **
--------------------------------------------------------------------------------
 384     CM2LP          CM2 ADDITIONAL EQUIPMENT LIST             **
--------------------------------------------------------------------------------
 384     CM2PC          CM2 PERIPHERAL CONTROLLERS                **
--------------------------------------------------------------------------------
 384     CM3DL14        COMM MOD 2 DATA LINK LIST                 **
--------------------------------------------------------------------------------
 384     CM3DL16        COMM MOD 2 DATA LINK LIST                 **
--------------------------------------------------------------------------------
 384     CMACABD        CM2 ADD CAB DUAL LINK FABRIC              **
--------------------------------------------------------------------------------
 384     CMPCM2         COMMUNICATION MODULE PROC                 **
--------------------------------------------------------------------------------
 384     DLTU2          TOTAL DLTU2(S)                            **
--------------------------------------------------------------------------------
 384     DSU2SHF        DIGITAL SERVICE UNIT 2                    **
--------------------------------------------------------------------------------
 384     ISLU2          ISLU2 COMMON SHELF                        **
--------------------------------------------------------------------------------
 384     ISLU2HL        ISLU2 HLSC CP(S)                          **
--------------------------------------------------------------------------------
 384     ISLU2MN        ISLU2 MAN CP(S)                           **
--------------------------------------------------------------------------------
 384     ISLU2SF        ISLU LINE SHELF                           **
--------------------------------------------------------------------------------
 384     LU3            LINE UNIT MODEL 3                         **
--------------------------------------------------------------------------------
 384     LU3C4B         LU3 4:1 LCR - CARBON BLOCK                **
--------------------------------------------------------------------------------
 384     LU4CONN        INST NON-CONN CABLES 4:1 LCR              **
--------------------------------------------------------------------------------
 384     MCTLCPS        MMSU CONTROL CKT PACKS                    **
--------------------------------------------------------------------------------
 384     MDISTCP        MMSU DISTRIBUTE POINT CKT PKS             **
--------------------------------------------------------------------------------
 384     MGDXCP         MMSU GDX COMPENSATION CKT PKS             **
--------------------------------------------------------------------------------
 384     MMSUACP        MMSU METALLIC ACCESS CKT PKS              **
--------------------------------------------------------------------------------

                       Lucent Technologies - Proprietary         GS 96-310246-A1
                                    Page 2                          JANUARY 1997

                                EQUIPMENT LIST
                         EXCEL TELECOMMUNICATIONS INC.
                       INITIAL SWITCH WITH ** TRUNKS

---------------------------------------------------------------------
 SPEC      SYMBOL         DESCRIPTION                           QTY
---------------------------------------------------------------------
  384      MMSUSHF        MMSU SHELVES                          **
---------------------------------------------------------------------
  384      MMTIB          MMSU MTIB CKT PACK PAIR               **
---------------------------------------------------------------------
  384      MSCANCP        MMSU SCAN POINT CKT PKS               **
---------------------------------------------------------------------
  384      NC2LD          NETWORK CLOCK 2 FOR DOM LO            **
---------------------------------------------------------------------
  384      PH4TOT         PROTOCOL HANDLER 4                    **
---------------------------------------------------------------------
  384      PSU2           PSU2 UNIT-1ST SHELF                   **
---------------------------------------------------------------------
  384      QGPWR          GATEWAY PWR/CONTROL CKT PK            **
---------------------------------------------------------------------
  384      QLI2CP         QUAD LINK INTERFACE-2 CKT             **
---------------------------------------------------------------------
  384      QLPSCP         QUAD LINK PACKET SWITCH CK            **
---------------------------------------------------------------------
  384      QWPCP          GATEWAY PROCESSOR CKT PK              **
---------------------------------------------------------------------
  384      SASASP         SAS ASP APPLICATION                   **
---------------------------------------------------------------------
  384      SASBASE        SERVICE ANN. SYSTEM                   **
---------------------------------------------------------------------
  384      SASBRCS        SAS BRCS APPLICATION                  **
---------------------------------------------------------------------
  384      SLIM2          SUBSCRIB LOOP MEAS 1                  **
---------------------------------------------------------------------
  384      SM2K64M        64MB MEMORY CIRCUIT PACK PAIRS        **
---------------------------------------------------------------------
  384      SM2KDN1        DNU-S DATA GROUP 0                    **
---------------------------------------------------------------------
  384      SM2KDN2        DNU-S DATA GROUP 1                    **
---------------------------------------------------------------------
  384      SM2KDN3        EQP. FOR ADDITIONAL STSX-1            **
---------------------------------------------------------------------
  384      SM2KDSC        ADDITIONAL DIGITAL SERVICE CKT        **
---------------------------------------------------------------------
  384      SM2KDX         ADDL DATA EXPANSION PACK PAIRS        **
---------------------------------------------------------------------
  384      SM2KLTP        SM-2000 LTP CABINET ASSEMBLY          **
---------------------------------------------------------------------
  384      SM2KMH         ADDL MESSAGE HANDLER PAIRS            **
---------------------------------------------------------------------
  384      SM2KNLI        ADDL DUPLICATED NLI PAIRS             **
---------------------------------------------------------------------
  384      SM2KPBD        ADDL POWER MODULE PAIRS               **
---------------------------------------------------------------------
  384      SM2KSLC        ADDL TSI SLICE PAIRS                  **
---------------------------------------------------------------------
  384      SM2KSM         SM-2000 SMC CABINET ASSEMBLY          **
---------------------------------------------------------------------
  384      T1DFI2         DFI2 PACKS REQUIRED FOR T1            **
---------------------------------------------------------------------
  384      T8             ISLU2 T CARD                          **
---------------------------------------------------------------------
  384      U8             ISLU2 U CARD                          **
---------------------------------------------------------------------
  385      COTPR          COT PRINTER                           **
---------------------------------------------------------------------
  385      CSTLWS         STLWS COLOR VIDEO TERM & PRINTER      **
---------------------------------------------------------------------
  385      MCCS           MASTER CONTROL CENTER-STRAIGHT        **
---------------------------------------------------------------------
  385      ORP1           OFFICE RECORD PRINTER                 **
---------------------------------------------------------------------
  385      WSROPC         WORK STA PRINTER STAND-CON            **
---------------------------------------------------------------------
  385      XSTLWSS        SUPP'L TLWS CONSOLE - IN LINE         **
---------------------------------------------------------------------
  390      16A60SP        SPARE 8-60 ANNC.                      **
---------------------------------------------------------------------
  390      64MEMSP        64MB MEMORY CIRCUIT PACK SPARE        **
---------------------------------------------------------------------
  390      AP30SP         SPARE AP30                            **
---------------------------------------------------------------------
  390      AUALMSP        3B20D AUD ALM - 1/CODE SPARE          **
---------------------------------------------------------------------
  390      ANALUSP        MMSU CIRCUIT PACK SPARES              **
---------------------------------------------------------------------
  390      CM10NSP        CM2 CIRCUIT PACK SPARES               **
---------------------------------------------------------------------
  390      CM2FSSP        CM2 SGL OR DUAL FABRIC SPARE          **
---------------------------------------------------------------------
  390      CM2SP          CM2 1/CODE SPARE                      **
---------------------------------------------------------------------
  390      CMPUSP         CMP CIRCUIT PACK SPARES               **
---------------------------------------------------------------------
  390      DFASP          SPARE DFA                             **
---------------------------------------------------------------------
  390      BHLSCSP        LU-HLSC CIRCUIT PACK SPARES           **
---------------------------------------------------------------------
  390      DLTUSP         DLTU/DLTU2/DCLU SPARES                **
---------------------------------------------------------------------
  390      DNUSSP         DNU-S SPARES PACKAGE                  **
---------------------------------------------------------------------

                       Lucent Technologies - Proprietary         GS 96-310246-A1
                                     Page 3                         January 1997

                                EQUIPMENT LIST
                         EXCEL TELECOMMUNICATIONS INC.
                       INITIAL SWITCH WITH ** TRUNKS

--------------------------------------------------------------------------------
  SPEC         SYMBOL    DESCRIPTION                                  QTY
--------------------------------------------------------------------------------
   390         DSC3SP    SPARE GDSF                                   **
--------------------------------------------------------------------------------
   390         DSU2SP    DSU-2 SPARES                                 **
--------------------------------------------------------------------------------
   390         HLSC2SP   SPARE HLSC                                   **
--------------------------------------------------------------------------------
   390         ISLU2SP   ISLU2 SPARE PACKS                            **
--------------------------------------------------------------------------------
   390         LU3SP     LINE UNIT - MODEL 3 SPARES                   **
--------------------------------------------------------------------------------
   390         LUCBSP    INTEGRATED SECONDARY PROTECT                 **
--------------------------------------------------------------------------------
   390         MAN2SP    SPARE MAN                                    **
--------------------------------------------------------------------------------
   390         NC2MSP    NC2 MED STABILITY CKT PK SPARES              **
--------------------------------------------------------------------------------
   390         NCTLKSP   FIBER OPTIC NCT LINK CONN                    **
--------------------------------------------------------------------------------
   390         NE56SP    LN NON-ENCRYPT 56K BAUD SPARE                **
--------------------------------------------------------------------------------
   390         PH4SP     PH4 SPARE CP                                 **
--------------------------------------------------------------------------------
   390         PSU2SP    PSU2 SPARE PACKS                             **
--------------------------------------------------------------------------------
   390         PWCSP     POWER CONVERTER SPARES                       **
--------------------------------------------------------------------------------
   390         QGPCPSP   QLPS GATEWAY CP SPARE                        **
--------------------------------------------------------------------------------
   390         QLI2SP    QL12 SPARES PACKAGE                          **
--------------------------------------------------------------------------------
   390         QLPSSP    QLPS SPARES PACKAGE                          **
--------------------------------------------------------------------------------
   390         RNCSP     SPARE CNI                                    **
--------------------------------------------------------------------------------
   390         SASASSP   SPARE ASP                                    **
--------------------------------------------------------------------------------
   390         SASBRSP   SPARE BRCS                                   **
--------------------------------------------------------------------------------
   390         SASSP     SPARE SAS                                    **
--------------------------------------------------------------------------------
   390         SC21DSP   3B21D SPARE CKT PACKS                        **
--------------------------------------------------------------------------------
   390         SLIM2SP   SPARE SLIM2                                  **
--------------------------------------------------------------------------------
   390         SM2KSP    SM-2000 SPARES PACKAGE                       **
--------------------------------------------------------------------------------
   390         T1DF2SP   DLTU2 TRUNK CKTS SPARES                      **
--------------------------------------------------------------------------------
   390         T8SP      ISLU2 T CARD SPARE CP                        **
--------------------------------------------------------------------------------
   390         U8SP      ISLU2 U CARD SPARE CP                        **
--------------------------------------------------------------------------------

                    Lucent Technologies - Proprietary            GS 96-310246-A1
                                 Page 4                             January 1997

                                EQUIPMENT LIST
                         EXCEL TELECOMMUNICATIONS INC.
                        1997 GROWTH WITH ****** TRUNKS

--------------------------------------------------------------------------------
  SPEC         SYMBOL    DESCRIPTION                                  QTY
--------------------------------------------------------------------------------
   336         DF56DS1   DIG FACILITY ACCESS DATA SYSTEM              **
--------------------------------------------------------------------------------
   336         DFAADP1   DFA ADAPTER CIRCUIT                          **
--------------------------------------------------------------------------------
   336         DFADF1    DIGITAL FACILITY ACCESS UNIT                 **
--------------------------------------------------------------------------------
   336         LN2       LN2                                          **
--------------------------------------------------------------------------------
   336         NE56BPS   NON-ENCRYPTED 56K LINK NODE                  **
--------------------------------------------------------------------------------
   357         CCE30SL   CCS7 CAP ENH (DLN30)                         **
--------------------------------------------------------------------------------
   357         CCS7SL    CCS7                                         **
--------------------------------------------------------------------------------
   357         CLAS4SL   CLASS 4X OFFICE (ISP)                        **
--------------------------------------------------------------------------------
   369         PDFDPAN   PWR DIST PANEL 48 FUSES                      **
--------------------------------------------------------------------------------
   384         CM2197    COMM MOD 2 UN197 CKT PACK                    **
--------------------------------------------------------------------------------
   384         CM2310    COMM MOD 2 UN310 CKT PACK                    **
--------------------------------------------------------------------------------
   384         CM2311    COMM MOD 2 UN311 CKT PACK                    **
--------------------------------------------------------------------------------
   384         CM2313    COMM MOD 2 UN313 CKT PACK                    **
--------------------------------------------------------------------------------
   384         CM2500    COMM MOD 2 UN500 CKT PACK                    **
--------------------------------------------------------------------------------
   384         CM2501    COMM MOD 2 UN501 CKT PACK                    **
--------------------------------------------------------------------------------
   384         CM2EBUS   COMM MOD 2 E BUS                             **
--------------------------------------------------------------------------------
   384         CM2PC     CM2 PERIPHERAL CONTROLLERS                   **
--------------------------------------------------------------------------------
   384         CM3DL16   COMM MOD 2 DATA LINK LIST                    **
--------------------------------------------------------------------------------
   384         CMACABD   CM2 ADD CAB DUAL FABRIC                      **
--------------------------------------------------------------------------------
   384         QLI2CP    QUAD LINK INTERFACE-2 CKT                    **
--------------------------------------------------------------------------------
   384         QWPCP     GATEWAY PROCESSOR CKT PK                     **
--------------------------------------------------------------------------------
   384         SM2K64M   64MB MEMORY CIRCUIT PACK PAIRS               **
--------------------------------------------------------------------------------
   384         SM2KDN1   DNU-S DATA GROUP 0                           **
--------------------------------------------------------------------------------
   384         SM2KDN2   DNU-S DATA GROUP 1                           **
--------------------------------------------------------------------------------
   384         SM2KDN3   EQP. FOR ADDITIONAL STSX-1                   **
--------------------------------------------------------------------------------
   384         SM2KLTP   SM-2000 LTP CABINET ASSEMBLY                 **
--------------------------------------------------------------------------------
   384         SM2KMH    ADDL MESSAGE HANDLER PAIRS                   **
--------------------------------------------------------------------------------
   384         SM2KNLI   ADDL DUPLICATED NLI PAIRS                    **
--------------------------------------------------------------------------------
   384         SM2KPBD   ADDL POWER MODULE PAIRS                      **
--------------------------------------------------------------------------------
   384         SM2KSLC   ADDL TSI SLICE PAIRS                         **
--------------------------------------------------------------------------------
   384         SM2KSM    SM-2000 SMC CABINET ASSEMBLY                 **
--------------------------------------------------------------------------------

               Lucent Technologies - Proprietary                 GS 96-310246-A1
                              Page 1                                January 1997

                                EQUIPMENT LIST
                         EXCEL TELECOMMUNICATIONS INC.
                        1998 GROWTH OF ****** TRUNKS

--------------------------------------------------------------------------------
  SPEC         SYMBOL    DESCRIPTION                                  QTY
--------------------------------------------------------------------------------
   336         DF56DS1   DIG FACILITY ACCESS DATA SYSTEM              **
--------------------------------------------------------------------------------
   336         DFAADP1   DFA ADAPTER CIRCUIT                          **
--------------------------------------------------------------------------------
   336         LN2       LN2                                          **
--------------------------------------------------------------------------------
   336         NE56BPS   NON-ENCRYPTED 56K LINK NODE                  **
--------------------------------------------------------------------------------
   336         PWR30     POWER                                        **
--------------------------------------------------------------------------------
   357         CCE30SL   CCS7 CAP ENH (DLN30)                         **
--------------------------------------------------------------------------------
   357         CCS7SL    CCS7                                         **
--------------------------------------------------------------------------------
   357         CLAS4SL   CLASS 4X OFFICE (ISP)                        **
--------------------------------------------------------------------------------
   369         PD32PAN   PWR DIST PANEL 32 FUSES                      **
--------------------------------------------------------------------------------
   384         CM2197    COMM MOD 2 UN197 CKT PACK                    **
--------------------------------------------------------------------------------
   384         CM2310    COMM MOD 2 UN310 CKT PACK                    **
--------------------------------------------------------------------------------
   384         CM2311    COMM MOD 2 UN311 CKT PACK                    **
--------------------------------------------------------------------------------
   384         CM2313    COMM MOD 2 UN313 CKT PACK                    **
--------------------------------------------------------------------------------
   384         CM2500    COMM MOD 2 UN500 CKT PACK                    **
--------------------------------------------------------------------------------
   384         CM2501    COMM MOD 2 UN501 CKT PACK                    **
--------------------------------------------------------------------------------
   384         CM2503    COMM MOD 2 UN503 CKT PACK                    **
--------------------------------------------------------------------------------
   384         CM2504    COMM MOD 2 UN504 CKT PACK                    **
--------------------------------------------------------------------------------
   384         CM2EBUS   COMM MOD 2 E BUS                             **
--------------------------------------------------------------------------------
   384         CM3DL16   COMM MOD 2 DATA LINK LIST                    **
--------------------------------------------------------------------------------
   384         CMACABD   CM2 ADD CAB DUAL FABRIC                      **
--------------------------------------------------------------------------------
   384         QLI2CP    QUAD LINK INTERFACE-2 CKT                    **
--------------------------------------------------------------------------------
   384         SM2K64M   64MB MEMORY CIRCUIT PACK PAIRS               **
--------------------------------------------------------------------------------
   384         SM2KDN1   DNU-S DATA GROUP 0                           **
--------------------------------------------------------------------------------
   384         SM2KDN2   DNU-S DATA GROUP 1                           **
--------------------------------------------------------------------------------
   384         SM2KDN3   EQP. FOR ADDITIONAL STSX-1                   **
--------------------------------------------------------------------------------
   384         SM2KLTP   SM-2000 LTP CABINET ASSEMBLY                 **
--------------------------------------------------------------------------------
   384         SM2KMH    ADDL MESSAGE HANDLER PAIRS                   **
--------------------------------------------------------------------------------
   384         SM2KNLI   ADDL DUPLICATED NLI PAIRS                    **
--------------------------------------------------------------------------------
   384         SM2KPBD   ADDL POWER MODULE PAIRS                      **
--------------------------------------------------------------------------------
   384         SM2KSLC   ADDL TSI SLICE PAIRS                         **
--------------------------------------------------------------------------------
   384         SM2KSM    SM-2000 SMC CABINET ASSEMBLY                 **
--------------------------------------------------------------------------------

               Lucent Technologies - Proprietary                 GS 96-310246-A1
                              Page 1                                January 1997

Proposal No. 97-870206-A1          Model ****               Excel Communications

                                     POWER
                             SYSTEM CONFIGURATION
                             --------------------

Item
----

1)   Install Qty **** LINEAGE **** Power Plant consisting of the following:

     Qty **** equipped with
             Qty **** Options)
             Qty **** equipped with
                     Qty **** Positions
             Qty **** equipped with
                     Qty ****
             Qty ****

2)   Install Qty ****

3) Run power wire and conduit to new rectifiers from a telco provided AC distribution panel equipped with Qty ****.

4) Run Qty ****; provide framework ground for the power board, rectifier and battery stand lineups.

5)   Install Qty **** (see Battery Options).

6) Mount busbar assembly equipped with **** run Qty **** to the control bay, and Qty **** to the distribution ground bar.

7) Provide Qty **** Qty **** and Qty ****, utilize a **** for the following approximate cable runs:

                              LOADS     NO. OF RUNS    CABLE      LENGTH
                              -----     -----------    -----      ------
GPDF****                     **** Amp       ****       No.****    **** ft.
GPDF****                     **** Amp       ****       No.****    **** ft.
1 ****                       **** Amp       ****       No.****    **** ft.

8)   Run alarm leads from the power plant to the ****.

9) Provide cable rack and associated material required to support the described power configuration.

                              LUCENT-PROPRIETARY
         THIS DOCUMENT CONTAINS PROPRIETARY INFORMATION OF LUCENT AND
              IS NOT TO BE DISCLOSED OR USED EXCEPT IN ACCORDANCE
                          WITH APPLICABLE AGREEMENTS

Proposal No. 97-870206-A1         Model ****               Excel Communications


                              CONTROLLER OPTIONS
                              ------------------


Item
----


1B1)      **** equipped with remote access circuit pack.

                                      OR

1B2)      **** equipped with remote access circuit pack.


                                BATTERY OPTIONS
                                ---------------

Item
----

5A) Install Qty **** battery strings, each consisting of Qty **** stackable battery modules ****

                                      OR

5B) Install Qty **** battery strings, each consisting of Qty **** and mount each string on Qty ****




                             LUCENT - PROPRIETARY
         THIS DOCUMENT CONTAINS PROPRIETARY INFORMATION OF LUCENT AND
              IS NOT TO BE DISCLOSED OR USED EXCEPT IN ACCORDANCE
                          WITH APPLICABLE AGREEMENTS

PROPOSAL NO. GS-97-870206-A1   MODEL **** POWER PLANT    EXCEL COMMUNICATIONS
                                   POWER CRITERIA
                                   ATTACHMENT B(1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      UNIT              UNIT               EXT
ITEM                     DESCRIPTION                     PART NO.        QTY       LIST PRICE        DISC PRICE        DISC PRICE
------------------------------------------------------------------------------------------------------------------------------------
1A         INITIAL DIST BAY E/W 1300 AMP BAR       J85500A-2      L-1A     ***        ***                 ***                ***
           FAJ ALARM PANEL                         J85500A-2      L-6      ***        ***                 ***                ***
           ADD'L 1300 AMP BAR FOR LOWER HALF       J85500A-2      L-AA     ***        ***                 ***                ***
           3" BLANK PANEL                          J85500A-2      L-C      ***        ***                 ***                ***
           6" BLANK PANEL                          J85500A-2      L-E      ***        ***                 ***                ***
           9" BLANK PANEL                          J85500A-2      L-F      ***        ***                 ***                ***
           INPUT BATTERY BAR FOR 7-12 LEADS        J85500A-2      L-U      ***        ***                 ***                ***
           MATERIAL FOR FAJ ALARM PANEL            J85500A-2      L-R      ***        ***                 ***                ***
           STILE STRIP APPEARANCE PACKAGE          J85500A-2      L-KA     ***        ***                 ***                ***
           END COVER                               J85500A-2      L-KD     ***        ***                 ***                ***

1C         CRKT BRKR PNL 12 1-110 AMP PSTNS        ED83018-31     G-15     ***        ***                 ***                ***
           60 AMP CRKT BRKR                        ED83018-31     G-P      ***        ***                 ***                ***
           CRKT BRKR PNL 100-600 AMP PSTNS         ED83018-31     G-16     ***        ***                 ***                ***
           125 AMP CRKT BRKR                       ED83018-31     G-AA     ***        ***                 ***                ***

2          -48V, ***, 208/240 VAC                  *********      ***      ***        ***                 ***                ***
           SIDE COVER                              *********      ****     ***        ***                 ***                ***
           REAR COVER                              *********      ****     ***        ***                 ***                ***

3,4, 6-9   MISCELLANEOUS MATERIAL                  VARIOUS                 ***         ***                 ***                ***


           POWER EQUIPMENT PRICE                                                                                             ***
           ENGINEERING AND DRAFTING PRICE                                                                                    ***
           INSTALLATION PRICE*                                                                                               ***
           TRANSPORTATION PRICE                                                                                              ***

           TOTAL PRICE                                                                                                       ***

       * THIS AVERAGE PRICE WITHIN THE *** TO *** PRICE RANGE IS DUE TO AREA PRICE DIFFERENTIALS ********.

Page 1                             LUCENT - PROPRIETARY              ALB 1/15/97

PROPOSAL NO. GS-97-870206-A1     MODEL **** CONTROLLERS     EXCEL COMMUNICATIONS
                                    POWER CRITERIA
                                    ATTACHMENT B(2)

-------------------------------------------------------------------------------------------------------------
                                                                        UNIT          UNIT           EXT
ITEM           DESCRIPTION                  PART NO.         QTY      LIST PRICE    DISC PRICE    DISC PRICE
-------------------------------------------------------------------------------------------------------------
CONTROLLER OPTIONS

1B   **********************              **************       ***     ***           ***           ***
     ***************                     **************       ***     ***           ***           ***

     TRANSPORTATION PRICE                                                                         ***

     ******************************                                                               ***

1B   *********************               **************       ***     ***           ***           ***
     ***************                     ***************      ***     ***           ***           ***
     RECTIFIER INTERFACE *** RECTS       ***************      ***     ***           ***           ***
     FERRO RECTIFIERS INTERFACE          ***************      ***     ***           ***           ***
     INTELLIGENT CIRCUIT PACK            ***************      ***     ***           ***           ***
     REMOTE ACCESS                       ***************      ***     ***           ***           ***

     TRANSPORTATION PRICE                                                                         ***

     *****************************                                                                ***

Page 2                               LUCENT - PROPRIETARY            ALB 1/15/97

PROPOSAL NO. GS-97-870206-A1      MODEL **** BATTERIES      EXCEL COMMUNICATIONS
                                     POWER CRITERIA
                                      ATTACHMENT C

----------------------------------------------------------------------------------------------------------
                                                                   UNIT            UNIT           EXT
ITEM                DESCRIPTION         PART NO.       QTY      LIST PRICE      DISC PRICE     DISC PRICE
----------------------------------------------------------------------------------------------------------
BATTERY OPTIONS

5    **********************        ***********         ***      ***             ***             ***

     TRANSPORTATION PRICE                                                                       ***

     *************************                                                                  ***
5A   *********************         ***********         ***      ***             ***             ***
5B   *************                 *********    ***    ***      ***             ***             ***
TRANSPORTATION PRICE                                                                            ***

     TOTAL PRICE                                                                                ***

PAGE 3                             LUCENT PROPRIETARY                ALB 1/15/97

Proposal No. 97-870206-A1          Model ****               Excel Communications

                                     POWER
                             SYSTEM CONFIGURATION
                             --------------------

Item
----

1)   Install Qty *** LINEAGE ***  Power Plant consisting of the following:

     Qty *** equipped with
             Qty *** Options)
             Qty *** equipped with
                     Qty *** positions
             Qty *** equipped with
                     Qty ***
             Qty ***

2)   Install Qty *** .

3) Run power wire and conduit to new rectifiers from a telco provided AC distribution panel equipped with Qty ***

4) Run Qty *** provide framework ground for the power board, rectifier and battery stand lineups.

5)   Install Qty *** (see Battery Options).

6) Mount busbar assembly equipped with *** run Qty *** to the control bay, and ***to the distribution ground bar.

7) Provide Qty *** Qty *** and Qty ***,utilize a *** for the following approximate cable runs:

                              LOADS     NO. OF RUNS    CABLE     LENGTH
                              -----     -----------    -----     ------
GPDF***                       *** Amp       ***         No.***    *** ft
GPDF***                       *** Amp       ***         No.***    *** ft.
1 ***                         *** Amp       ***         No.***    *** ft.

8)   Run alarm leads from the power plant to the ***.

9) Provide cable rack and associated material required to support the described power configuration.

                              LUCENT-PROPRIETARY
         THIS DOCUMENT CONTAINS PROPRIETARY INFORMATION OF LUCENT AND
              IS NOT TO BE DISCLOSED OR USED EXCEPT IN ACCORDANCE
                          WITH APPLICABLE AGREEMENTS

Proposal No. 97-870206-A1          Model ****           Excel Communications


                              CONTROLLER OPTIONS
                              ------------------

Item
----

1B1) *** equipped with remote access circuit pack.

                                      OR

1B2) *** equipped with remote access circuit pack.


                                BATTERY OPTIONS
                                ---------------

Item
----

5A) Install Qty *** battery strings, each consisting of Qty *** stackable battery modules ***.

                                      OR

5B) Install Qty *** battery strings, each consisting of Qty *** and mount each string on Qty ***.

                             LUCENT - PROPRIETARY
         THIS DOCUMENT CONTAINS PROPRIETARY INFORMATION OF LUCENT AND
              IS NOT TO BE DISCLOSED OR USED EXCEPT IN ACCORDANCE
                          WITH APPLICABLE AGREEMENTS

PROPOSAL NO. GS-97-870206-A1   MODEL **** POWER PLANT    EXCEL COMMUNICATIONS
                                   POWER CRITERIA
                                   ATTACHMENT B(1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      UNIT              UNIT               EXT
ITEM                     DESCRIPTION                     PART NO.        QTY       LIST PRICE        DISC PRICE        DISC PRICE
------------------------------------------------------------------------------------------------------------------------------------
1A         INITIAL DIST BAY E/W 1300 AMP BAR       J85500A-2      L-1A   ***           ***               ***               ***
           FAJ ALARM PANEL                         J85500A-2      L-6    ***           ***               ***               ***
           ADD'L 1300 AMP BAR FOR LOWER HALF       J85500A-2      L-AA   ***           ***               ***               ***
           3" BLANK PANEL                          J85500A-2      L-C    ***           ***               ***               ***
           6" BLANK PANEL                          J85500A-2      L-E    ***           ***               ***               ***
           9" BLANK PANEL                          J85500A-2      L-F    ***           ***               ***               ***
           INPUT BATTERY BAR FOR 7-12 LEADS        J85500A-2      L-U    ***           ***               ***               ***
           MATERIAL FOR FAJ ALARM PANEL            J85500A-2      L-R    ***           ***               ***               ***
           STILE STRIP APPEARANCE PACKAGE          J85500A-2      L-KA   ***           ***               ***               ***
           END COVER                               J85500A-2      L-KD   ***           ***               ***               ***

1C         CRKT BRKR PNL 12 1-110 AMP PSTNS        ED83018-31     G-15   ***           ***               ***               ***
           60 AMP CRKT BRKR                        ED83018-31     G-P    ***           ***               ***               ***
           CRKT BRKR PNL 100-600 AMP PSTNS         ED83018-31     G-16   ***           ***               ***               ***
           125 AMP CRKT BRKR                       ED83018-31     G-AA   ***           ***               ***               ***

2          -48V, ***************, 208/240 VAC      *********      ***    ***           ***               ***               ***
           SIDE COVER                              *********      ****   ***           ***               ***               ***
           REAR COVER                              *********      ****   ***           ***               ***               ***

3,4, 6-9   MISCELLANEOUS MATERIAL                  VARIOUS               ***           ***               ***               ***


           POWER EQUIPMENT PRICE                                                                                           ***
           ENGINEERING AND DRAFTING PRICE                                                                                  ***
           INSTALLATION PRICE*                                                                                             ***
           TRANSPORTATION PRICE                                                                                            ***

           TOTAL PRICE                                                                                                     ***

      * THIS AVERAGE PRICE WITHIN THE *** TO *** PRICE RANGE IS DUE TO AREA PRICE DIFFERENTIALS ****************************************.

PAGE 1                             LUCENT - PROPRIETARY              ALB 1/15/97

PROPOSAL NO. GS-97-870206-A1     MODEL **** CONTROLLERS     EXCEL COMMUNICATIONS
                                      POWER CRITERIA
                                      ATTACHMENT B(2)

-------------------------------------------------------------------------------------------------------------------
                                                                              UNIT           UNIT           EXT
ITEM                 DESCRIPTION             PART NO.            QTY       LIST PRICE     DISC PRICE     DISC PRICE
-------------------------------------------------------------------------------------------------------------------

CONTROLLER OPTIONS


1B     **********************           *********      ***        ***   ***             ***             ***
       *************                    *********      ***        ***   ***             ***             ***

       TRANSPORTATION PRICE                                                                             ***

       ******************************                                                                   ***


1B     *********************            *********      ***        ***   ***             ***             ***
       **************                   *********      ****       ***   ***             ***             ***
       RECTIFIER INTERFACE *** RECTS    *********      ****       ***   ***             ***             ***
       FERRO RECTIFIERS INTERFACE       *********      ****       ***   ***             ***             ***
       INTELLIGENT CIRCUIT PACK         *********      ****       ***   ***             ***             ***
       REMOTE ACCESS                    *********      ****       ***   ***             ***             ***

       TRANSPORTATION PRICE                                                                             ***

       **************************                                                                       ***

Page 2                       LUCENT - PROPRIETARY                    ALB 1/15/97

PROPOSAL NO. GS-97-870206-A1    MODEL **** BATTERIES     EXCEL COMMUNICATIONS
                                   POWER CRITERIA
                                    ATTACHMENT C

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      UNIT              UNIT               EXT
ITEM                     DESCRIPTION                     PART NO.        QTY       LIST PRICE        DISC PRICE        DISC PRICE
------------------------------------------------------------------------------------------------------------------------------------
BATTERY OPTIONS

5          **********************                  ***********           ***           ***                ***             ***

           TRANSPORTATION PRICE                                                                                           ***

           *************************                                                                                      ***


5A         ********************                    ***********           ***           ***                ***             ***
5B         *************                           *********      ***    ***           ***                ***             ***

           TRANSPORTATION PRICE                                                                                           ***

           TOTAL PRICE                                                                                                    ***

Page 1                           LUCENT - PROPRIETARY                ALB 1/15/97

Proposal No. 97-870206-A1        Model ****            Excel Communications



                                     POWER
                             SYSTEM CONFIGURATION
                             --------------------

Item
----

1)   Install Qty *** LINEAGE **** Power Plant consisting of the following:

     Qty *** equipped with
             Qty *** Options)
             Qty *** equipped with
                     Qty *** Positions
             Qty *** equipped with
                     Qty ***
             Qty ***

2)   Install Qty ***.

3) Run power wire and conduit to new rectifiers from a telco provided AC distribution panel equipped with Qty ***.

4) Run Qty ***, provide framework ground for the power board, rectifier and battery stand lineups.

5)   Install Qty *** (see Battery Options).

6) Mount busbar assembly equipped with ***; run Qty *** to the control bay, and Qty *** to the distribution ground bar.

7) Provide Qty *** Qty *** and Qty ***; utilize a *** for the following approximate cable runs:

                                   LOADS     NO. OF RUNS     CABLE      LENGTH
                                   -----     -----------     -----      ------

     GPDF-***                      *** Amp       ***         No. ***    ***  ft.
     GPDF-***                      *** Amp       ***         No. ***    ***  ft.
     1 ***                         *** Amp       ***         No. ***    ***  ft.

8)   Run alarm leads from the power plant to the ***.

9) Provide cable rack and associated material required to support the described power configuration.


                             LUCENT - PROPRIETARY
         THIS DOCUMENT CONTAINS PROPRIETARY INFORMATION OF LUCENT AND
              IS NOT TO BE DISCLOSED OR USED EXCEPT IN ACCORDANCE
                          WITH APPLICABLE AGREEMENTS

Proposal No. 97-870206-A1        Model ****            Excel Communications


                              CONTROLLER OPTIONS
                              ------------------

Item
----

1B1) *** equipped with remote access circuit pack.

                                      OR

1B2) *** equipped with remote access circuit pack.



                                BATTERY OPTIONS
                                ---------------


Item
----

5A) Install Qty *** battery strings, each consisting of Qty *** stackable battery modules ***

                                      OR

5B) Install Qty *** battery strings, each consisting of Qty *** and mount each string on Qty ***


                             LUCENT - PROPRIETARY
         THIS DOCUMENT CONTAINS PROPRIETARY INFORMATION OF LUCENT AND
              IS NOT TO BE DISCLOSED OR USED EXCEPT IN ACCORDANCE
                          WITH APPLICABLE AGREEMENTS

PROPOSAL NO. GS-97-870206-A1   MODEL **** POWER PLANT    EXCEL COMMUNICATIONS
                                   POWER CRITERIA
                                   ATTACHMENT B(1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      UNIT              UNIT               EXT
ITEM                     DESCRIPTION                     PART NO.        QTY       LIST PRICE        DISC PRICE        DISC PRICE
------------------------------------------------------------------------------------------------------------------------------------
1A         INITIAL DIST BAY E/W 1300 AMP BAR       J85500A-2      L-1A   ***           ***               ***               ***
           FAJ ALARM PANEL                         J85500A-2      L-6    ***           ***               ***               ***
           ADD'L 1300 AMP BAR FOR LOWER HALF       J85500A-2      L-AA   ***           ***               ***               ***
           3" BLANK PANEL                          J85500A-2      L-C    ***           ***               ***               ***
           6" BLANK PANEL                          J85500A-2      L-E    ***           ***               ***               ***
           9" BLANK PANEL                          J85500A-2      L-F    ***           ***               ***               ***
           INPUT BATTERY BAR FOR 7-12 LEADS        J85500A-2      L-U    ***           ***               ***               ***
           MATERIAL FOR FAJ ALARM PANEL            J85500A-2      L-R    ***           ***               ***               ***
           STILE STRIP APPEARANCE PACKAGE          J85500A-2      L-KA   ***           ***               ***               ***
           END COVER                               J85500A-2      L-KD   ***           ***               ***               ***

1C         CRKT BRKR PNL 12 1-110 AMP PSTNS        ED83018-31     G-15   ***           ***               ***               ***
           60 AMP CRKT BRKR                        ED83018-31     G-P    ***           ***               ***               ***
           CRKT BRKR PNL 100-600 AMP PSTNS         ED83018-31     G-16   ***           ***               ***               ***
           125 AMP CRKT BRKR                       ED83018-31     G-AA   ***           ***               ***               ***

2          -48V, *****************, 208/240 VAC    *********      ***    ***           ***               ***               ***
           SIDE COVER                              *********      ****   ***           ***               ***               ***
           REAR COVER                              *********      ****   ***           ***               ***               ***

3, 4, 6-9  MISCELLANEOUS MATERIAL                  VARIOUS               ***           ***               ***               ***


           POWER EQUIPMENT PRICE                                                                                           ***
           ENGINEERING AND DRAFTING PRICE                                                                                  ***
           INSTALLATION PRICE*                                                                                             ***
           TRANSPORTATION PRICE                                                                                            ***

           TOTAL PRICE                                                                                                     ***

           * THIS AVERAGE PRICE WITHIN THE *** TO *** PRICE RANGE IS DUE TO AREA PRICE DIFFERENTIALS **************************************.

PAGE 1                          LUCENT - PROPRIETARY              ALB 1/15/97

PROPOSAL NO. GS-97-870206-A1     MODEL **** CONTROLLERS     EXCEL COMMUNICATIONS
                                     POWER CRITERIA
                                     ATTACHMENT B(2)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      UNIT              UNIT               EXT
ITEM                     DESCRIPTION                     PART NO.        QTY       LIST PRICE        DISC PRICE        DISC PRICE
------------------------------------------------------------------------------------------------------------------------------------

CONTROLLER OPTIONS

1B         **********************                  *********      ***    ***          ***               ***                ***
           *************                           *********      ***    ***          ***               ***                ***

           TRANSPORTATION PRICE                                                                                            ***

           ******************************                                                                                  ***

1B         *********************                   *********      ***    ***          ***               ***                ***
           **************                          *********      ****   ***          ***               ***                ***
           RECTIFIER INTERFACE *** RECTS           *********      ****   ***          ***               ***                ***
           FERRO RECTIFIERS INTERFACE              *********      ****   ***          ***               ***                ***
           INTELLIGENT CIRCUIT PACK                *********      ****   ***          ***               ***                ***
           REMOTE ACCESS                           *********      ****   ***          ***               ***                ***

           TRANSPORTATION PRICE                                                                                            ***

           *****************************                                                                                   ***

Page 2                      LUCENT - PROPRIETARY                     ALB 1/15/97

PROPOSAL NO. GS-97-870206-A1      MODEL **** BATTERIES      EXCEL COMMUNICATIONS
                                     POWER CRITERIA
                                      ATTACHMENT C

----------------------------------------------------------------------------------------------------------------------------------
                                                                                UNIT             UNIT                 EXT
ITEM                DESCRIPTION                   PART NO.        QTY        LIST PRICE        DISC PRICE          DISC PRICE
----------------------------------------------------------------------------------------------------------------------------------
BATTERY OPTIONS


5    ***********************                 ***********          ***            ***              ***                  ***

     TRANSPORTATION PRICE                                                                                              ***

     *************************                                                                                         ***


5A   ********************                    ***********          ***            ***              ***                  ***
5B   *************                           *********     ***    ***            ***              ***                  ***

     TRANSPORTATION PRICE                                                                                              ***

     TOTAL PRICE                                                                                                       ***

Page 3                          LUCENT - PROPRIETARY                 ALB 1/15/97

Proposal No. 97-870206-A1          Model ***                Excel Communications


                                    POWER
                             SYSTEM CONFIGURATION
                             --------------------


Item
----

1)   Install Qty ***.

2) Run power wire and conduit to new rectifiers from a telco provided AC distribution panel equipped with Qty ***.


                             LUCENT - PROPRIETARY
         THIS DOCUMENT CONTAINS PROPRIETARY INFORMATION OF LUCENT AND
             IS NOT TO BE DISCLOSED OR USED EXCEPT IN ACCORDANCE
                          WITH APPLICABLE AGREEMENTS

Proposal No. 97-870206-A1         Model ***                 Excel Communications




                                    POWER
                             SYSTEM CONFIGURATION
                             --------------------

Item
----

1) Install Qty *** battery string consisting of Qty *** stackable battery modules *** to the existing power plant.

2) Run No. *** cable from the battery string to the existing shunt and busbar assembly.




                             LUCENT - PROPRIETARY
         THIS DOCUMENT CONTAINS PROPRIETARY INFORMATION OF LUCENT AND
              IS NOT TO BE DISCLOSED OR USED EXCEPT IN ACCORDANCE
                          WITH APPLICABLE AGREEMENTS

Proposal No. 97-870206-A1         Model ***                 Excel Communications




                                    POWER
                             SYSTEM CONFIGURATION
                             --------------------

Item
----

1) Install Qty *** battery string consisting of Qty *** and mount the string on Qty *** .

2) Run No. *** cable from the battery string to the existing shunt and busbar assembly.




                             LUCENT - PROPRIETARY
         THIS DOCUMENT CONTAINS PROPRIETARY INFORMATION OF LUCENT AND
              IS NOT TO BE DISCLOSED OR USED EXCEPT IN ACCORDANCE
                          WITH APPLICABLE AGREEMENTS

PROPOSAL NO. GS-97-870206-A1                              MODEL ** RECTIFIER                      EXCEL COMMUNICATIONS
                                                            POWER CRITERIA
                                                           ATTACHMENT B(1)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                UNIT             UNIT                 EXT
ITEM                DESCRIPTION                   PART NO.        QTY        LIST PRICE        DISC PRICE          DISC PRICE
----------------------------------------------------------------------------------------------------------------------------------
1    -48V, *****************, 208/240 VAC    *********    ***    ***            ***               ***                 ***
     REAR COVER                              *********    ****   ***            ***               ***                 ***

2    MISCELLANEOUS MATERIAL                  VARIOUS             ***            ***               ***                 ***


     POWER EQUIPMENT PRICE                                                                                            ***
     ENGINEERING AND DRAFTING PRICE                                                                                   ***
     INSTALLATION PRICE*                                                                                              ***
     TRANSPORTATION PRICE                                                                                             ***

     TOTAL PRICE                                                                                                      ***

* THIS AVERAGE PRICE WITHIN THE *** TO *** PRICE RANGE IS DUE TO AREA PRICE DIFFERENTIALS FOR *******************************************.



Page 1                           LUCENT - PROPRIETARY                ALB 1/15/97

PROPOSAL NO. GS-97-870206-A1     MODEL *** BATTERIES     EXCEL COMMUNICATIONS
                                   POWER CRITERIA
                                   ATTACHMENT B(1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      UNIT              UNIT               EXT
ITEM                     DESCRIPTION                     PART NO.        QTY       LIST PRICE        DISC PRICE        DISC PRICE
------------------------------------------------------------------------------------------------------------------------------------

1          ***********************                  ***********          ***            ***             ***                ***

2          MISCELLANEOUS MATERIAL                  VARIOUS               ***            ***             ***                ***

           POWER EQUIPMENT PRICE                                                                                           ***
           ENGINEERING AND DRAFTING PRICE                                                                                  ***
           INSTALLATION PRICE*                                                                                             ***
           TRANSPORTATION PRICE                                                                                            ***

           TOTAL PRICE                                                                                                     ***

           *THIS AVERAGE PRICE WITHIN THE **** TO **** PRICE RANGE IS DUE TO
            AREA PRICE DIFFERENTIALS FOR **************************.


Page 2                          LUCENT - PROPRIETARY                 ALB 1/15/97

PROPOSAL NO. GS-97-870206-A1     MODEL *** BATTERIES     EXCEL COMMUNICATIONS
                                   POWER CRITERIA
                                   ATTACHMENT B(1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      UNIT              UNIT               EXT
ITEM                     DESCRIPTION                     PART NO.        QTY       LIST PRICE        DISC PRICE        DISC PRICE
------------------------------------------------------------------------------------------------------------------------------------

1A         ********************                    ***********           ***          ***               ***               ***
1B         *************                           *********      ***    ***          ***               ***               ***

2          MISCELLANEOUS MATERIAL                  VARIOUS               ***          ***               ***               ***

           POWER EQUIPMENT PRICE                                                                                          ***
           ENGINEERING AND DRAFTING PRICE                                                                                 ***
           INSTALLATION PRICE*                                                                                            ***
           TRANSPORTATION PRICE                                                                                           ***

           TOTAL PRICE                                                                                                    ***

           *THIS AVERAGE PRICE WITHIN THE $*** TO $*** PRICE RANGE IS DUE TO
            AREA PRICE DIFFERENTIALS FOR ***************************.


PAGE 2                          LUCENT - PROPRIETARY                 ALB 1/15/97